                                LOAN AGREEMENT                     Exhibit 10.33
                                --------------

                            Dated October 30, 2000

         PROLONG SUPER LUBRICANTS, INC., a Nevada corporation ("Borrower"), and
                                                                 --------
ABQ DOLPHIN, L.P., a California limited partnership ("Lender"), agree as
                                                      ------
follows:


                                   RECITALS
                                   --------

          A. Borrower is the owner of certain real property consisting of the land (the "Land") described in Exhibit A, which contains approximately 64,730
           ----
square feet, together with all buildings, structures and other improvements now or in the future located on the Land (the "Improvements") which include the
                                           ------------
building located at 6 Thomas, Irvine, California. The Land and the Improvements are herein called the "Real Property").
                       -------------

          B. The Real Property is presently encumbered with the lien and charge of the following described deeds of trust (the "Prior Loan(s)"):
                                                       -------------

               1. A first priority deed of trust dated April 23, 1998 in favor of Bank of America Community Development Bank ("Bank of
                                                                    -------
                    America") securing a promissory note in the original
                    -------
                    principal amount of $1,692,000;

               2. A second priority deed of trust dated May 29, 1998 in favor of CDC Small Business Finance Corp ("CDC") securing a
                                                         ---
                    promissory note in the original principal amount of $750,000; and

          C. The Real Property is also presently encumbered with the lien and charge of a third priority deed of trust dated October 6, 2000 in favor of Hallkraft Container Corp. ("Hallkraft") securing a promissory note in the
                            ---------
original principal amount of $366,619.27 (the "Hallkraft Loan"). The Hallkraft
                                               --------------
Loan is to be subordinated to the Loan at the Closing.

          D.   Wells Fargo Business Credit, Inc. ("Wells") has made a revolving
                                                   -----
loan to Borrower (the "Wells Loan"). The Wells Loan prohibits Borrower from
                       ----------
encumbering the Real Property and creating the indebtedness which will be created by the Loan without the consent of Wells. The Wells Loan is evidenced in part by an agreement between Wells and Borrower dated May 8, 2000 (the "Wells
                                                                        -----
Agreement").
---------

         E. Borrower has applied to Lender for a loan in the amount of $675,000, or as much thereof as is actually disbursed, plus Commissions and Closing Costs, the repayment of which will be secured by Borrower's interest in the Real Property and other Collateral covered by the Trust

Deed to be executed by Borrower in favor of Lender (as such capitalized terms are hereinafter defined).

          F. The Loan has been negotiated and arranged by Voit Commerical Brokerage and RLM Realty ("Brokers") each of which is a licensed real estate
                           -------
broker in the state of California and each of which will be paid a commission of $13,000 by Borrower if and only if the transaction provided for herein is closed.

          G. Lender is willing to make the Loan to Borrower on the terms and conditions set forth in this Agreement.


                                   AGREEMENT
                                   ---------

          1.   Certain Definitions. As used herein, the following terms have the
               -------------------
meanings indicated:

          "Affiliate" means, as to any Person, any other Person that directly or
           ---------
indirectly controls or is controlled by or under common control with the Person specified.

          "Agreement" means this Loan Agreement, including all exhibits.
           ---------

          "Authorization" means any authorization, consent, approval, order,
           -------------
license, permit, exemption or other action by or from, or any filing, registration or qualification with, any Governmental Agency or other Person.

          "Authorizing Resolutions" means (a) in the case of a corporation, a
           -----------------------
certified copy of resolutions adopted by its board of directors, (b) in the case of a partnership (whether general or limited), a certificate signed by all of its general partners, and (c) in the case of a trust or any other entity, evidence of such other action as Lender may require, in each case authorizing the execution, delivery and performance of all Loan Documents to which it is a party or by which it is bound.

          "Banking Day" means any day (excluding Saturdays and Sundays) on which
           -----------
Lenders located in California are not authorized or required by law to close.

          "Cash Collateral Account" means a cash collateral account maintained
           -----------------------
by the Lender for the account of the Borrower for purposes of this Agreement or any of the other Loan Documents which shall be subject to a security interest in favor of the Lender for the purpose of securing the Borrower's Obligations and over which the Lender shall have sole and exclusive control and right of withdrawal.

          "Charter Documents" means (a) in the case of a corporation, its
           -----------------
articles of incorporation and bylaws, (b) in the case of a partnership, its partnership agreement and any certificate or statement of partnership, and (c) in the case of a trust or any other entity, its formation documents, in each case as amended from time to time.

          "Closing Costs" means the sum of (i) Title Company Charges, and (ii)
           -------------
the legal fees of counsel for Lender.

          "Closing Date" means November 3, 2000.
           ------------

          "Collateral" means all property in which Lender is granted or
           ----------
purportedly granted a Lien pursuant to the Trust Deed.

          "Default Rate" means an interest rate of 20% per annum (computed on
           ------------
the basis of a year of 360 days) compounded monthly.

          "Disbursement" means the disbursement of the proceeds of the Loan in
           ------------
accordance with Section 3 herein.

          "Documents" means written documents and materials, including
           ---------
agreements, approvals, certificates, consents, instruments, financing statements, reports, budgets, forecasts and opinions.

          "Environmental Indemnity" means each Environmental Indemnity dated
           -----------------------
October 30, 2000 executed by Borrower in favor of Lender.

          "Events of Default" means the events set forth in Section 6.1.
           -----------------

          "Financial Statements" means balance sheets and income statements.
           --------------------

          "Flood Hazard Area" means an area which has been designated as a
           -----------------
special flood hazard area or subject to comparable risks by the Federal Emergency Management Agency or any successor to such Agency.

          "Governmental Agency" means (a) any government or municipality or
           -------------------
political subdivision of any government or municipality, (b) any assessment, improvement, community facilities or other special taxing district, (c) any governmental or quasi-governmental agency, authority, board, bureau, commission, corporation, department, instrumentality or public body, (d) any court, administrative tribunal, arbitrator, public utility or regulatory body, or (e) any central Lender or comparable authority.

          "Laws" means all federal, state and local laws, rules, regulations,
           ----
ordinances and codes.

          "Lien" means any lien, mortgage, deed of trust, pledge, security
           ----
interest or other charge or encumbrance.

          "Loan" means the loan to be made by Lender to Borrower
           ----
pursuant to this Agreement in an amount not to exceed the Loan Amount.

          "Loan Amount" means the sum of (i) Closing Costs, (ii) the Loan Fee,
           -----------
and (iii) $650,000.

          "Loan Documents" means this Agreement, the Note, the Trust Deed, the
           --------------
Environmental Indemnity, the Warrant Agreement and the Subordination Agreement.

          "Loan Fee" means a nonrefundable loan fee of $10,000.00 to be paid by
           --------
Borrower to Lender at or prior to the time of recordation of the Trust Deed.

          "Maturity Date" means the maturity date of the Note, as such maturity
           -------------
date may be extended from time to time.

          "Note" means the Promissory Note executed by Borrower in favor of
           ----
Lender to evidencing the Loan.

          "Obligations" means all obligations of Borrower of every nature under
           -----------
the Loan Documents.

          "Other Requirements" means (a) the terms, conditions and requirements
           ------------------
of all Authorizations and Rights of Others relating to the Collateral or the Project and all other Documents, agreements and restrictions relating to, binding on or affecting the Collateral or the Project, including covenants, conditions and restrictions, easements, reservations, rights and rights-of-way,
(b) requirements relating to the supply of Utility Services to the Real Property, (c) requirements and recommendations of any environmental impact report or negative declaration, and (d) all building, zoning, land use, planning and subdivision requirements.

          "Permitted Exceptions" means (a) Liens in favor of Lender, (b)
           --------------------
Permitted Prior Exceptions, and (c) other matters expressly approved by Lender in writing which are subject and subordinate to the Lien of the Trust Deed.

          "Permitted Prior Exceptions" means (a) general ad valorem real
           --------------------------
property taxes which are not delinquent, (b) Special Taxes approved in writing by Lender which in each case are not delinquent, and (c) those other matters reflected in Schedule B of that certain Preliminary Title Report of Title Company - Order No. 2003245-3 dated as of October 18, 2000

          "Permitted Transfer" means any transfer or other disposition of
           ------------------
Personal Property permitted by Section 4.3.

          "Person" means any person or entity, whether an individual, trustee,
           ------
corporation, partnership, joint stock company, trust, unincorporated organization, Lender, business association or firm, joint venture, Governmental Agency or otherwise.

          "Personal Property" means tangible personal property and fixtures.
           -----------------

          "Prime Rate" means the "prime" or "reference" interest rate for
           ----------
commercial loans announced from time to time by The Wall Street Journal, or, if The Wall Street Journal ceases to exist or to announce a prime or reference interest rate for commercial loans, then any other money center bank reasonably designated by Lender.

          "Project" means the project for the use and operation of the Real
           -------
Property as and to the extent contemplated by the Loan Documents.

          "Remedy" means any right, power or remedy.
           ------

          "Representations" means the representations and warranties of Borrower
           ---------------
set forth in Section 5 and all other representations, warranties and certifications to Lender in the Loan Documents or in any other Document delivered under or in connection with the Loan Documents.

          "Required Items" means (a) the Authorizing Resolutions for Borrower,
           --------------
(b) Charter Documents for Borrower, (c) an opinion of counsel from Stradling & Yocca covering such matters as Lender shall require, (d) evidence of insurance as required by Section 4.5, (e) evidence of the written consents of Wells, Bank of America and CDC to the Loan and the recordation of the Trust Deed, (f) evidence of the recording or filing of the Trust Deed and the financing statement, and (g) confirmation that the Title Policy has been or will be issued at or prior to the Disbursement.

          "Right of Others" means, as to any property in which a Person has an
           ---------------
interest, any legal or equitable claim or other interest (other than a Lien but including a leasehold interest, a right of first refusal or a right of repossession or removal) in or with respect to such property held by any other Person, and any option or right held by any other Person to acquire any such claim or other interest or any Lien in or with respect to such property.

          "Special Tax(es)" means, as to any property, (a) any special
           ---------------
assessment or other Tax which is or may become a Lien affecting such property, other than general ad valorem real property taxes, and (b) any assessment, improvement, community facilities or other special taxing district in or into which such property is or may be located or incorporated or under which any special assessment or other Tax which is or may become a Lien affecting such property is or may be imposed.

          "Subordination Agreement" means that certain Subordination Agreement
           -----------------------
dated October 30, 2000 by and between Lender and Hallkraft.

          "Tax(es)" means all taxes, assessments, charges, fees and levies
           -------
(including interest and penalties) imposed, assessed or collected by any Governmental Agency.

          "Title Company" means Commonwealth Land Title Insurance Company.
           -------------

          "Title Company Charges" means all amounts charged by Title Company in
           ---------------------
connection with the Loan, including, but not limited, title insurance premiums, escrow fees, recording fees and other costs incurred by Title Company

          "Title Policy" means an ALTA extended coverage lender's policy of
           ------------
title insurance in form and substance satisfactory to Lender, issued by an insurer selected by Borrower and satisfactory to Lender, together with such indorsements as may be required by Lender, in a policy amount equal to the Loan Amount, insuring the Trust Deed to be a valid third priority Lien on the Land and showing the Land to be subject only to Permitted Prior Exceptions.

          "Trust Deed" means the Trust Deed with Assignment of Rents, Security
           ----------
Agreement and Fixture Filing executed by Borrower to secure the Loan. The Trust Deed shall be a third priority deed of trust as to the Real Property and the Collateral.

          "Utility Services" means all utility services, including water, gas,
           ----------------
electricity, telephone, garbage removal and sewer services.

          "Warrant Agreement" means an agreement between Borrower and Lender in
           -----------------
the form attached hereto as Exhibit B.
                            ---------


          2.   Documentation. Prior to the Disbursement of the proceeds of the
               -------------
Loan, Borrower shall deliver or cause to be delivered to Lender, in form and substance satisfactory to Lender, the Loan Documents and Required Items.

          3.   Disbursements / Use of Proceeds.
               -------------------------------

               3.1  Disbursements. On the Closing Date, Lender shall through
                    -------------
Title Company disburse the proceeds of the Loan to Borrower to be used as follows:

                    (a) $100,000 shall be paid to Hallkraft with respect to Hallkraft Loan;

                    (b) $10,000 shall be paid to Lender with respect to the Loan Fee;

                    (c) $19,087.85 shall be paid to the County of Orange as the first installment of real property taxes for the tax year 2000-2001;

                    (d)  The Commissions shall be paid to Brokers;

                    (e) An amount equal to Title Company Charges shall be paid to Title Company;

                    (f) The amount of legal fees and costs charged by Lender's legal counsel in connection with the Loan less $5,000 (which amount Borrower has advanced toward such fees and costs) shall be paid to Lender's legal counsel; and

                    (g)  $504,912.15 shall be disbursed to Borrower.

          4.   Covenants of Borrower. Unless Lender otherwise consents in
               ---------------------
writing:

               4.1  Compliance with Laws and Other Requirements. Borrower shall
                    -------------------------------------------
(a) comply in all material respects with all applicable Laws and Other Requirements relating to the Collateral or the Project, and (b) obtain and maintain all Authorizations required in connection with the Collateral or the Project.

               4.2  Collateral. Borrower shall take all action necessary or
                    ----------
appropriate from time to time to maintain the Trust Deed as an indefeasible third priority perfected Lien in the Collateral, and shall not at any time part with possession of or abandon any of the Collateral or cause or permit any interest in any of the Collateral to be sold, transferred, leased, further encumbered, released, relinquished or otherwise disposed of (whether voluntarily, by operation of law or otherwise), provided that the requirements of this sentence shall not prohibit the creation or existence of any Permitted Exceptions or Permitted Transfers.

               4.3  Personal Property. Borrower shall not (a) install or
                    -----------------
otherwise use or acquire for use in connection with the Collateral or the Project any Personal Property (including replacement Personal Property pursuant to clause (iii) below) which is not owned by Borrower free and clear of all Liens (including conditional sale contracts) and Rights of Others (other than Permitted Exceptions) or which is not a part of the Collateral, or (b) cause or permit the removal from the Land of any Personal Property of Borrower which is installed or otherwise used or acquired for use in connection with the Collateral or the Project, except that so long as no Event of Default has occurred and is continuing, this clause (b) shall not prohibit (i) the temporary removal of Personal Property for repairs in the ordinary course of business,
(ii) the removal of Personal Property of insignificant value which is not reasonably necessary or appropriate to the efficient operation of the Real Property, (iii) the removal of obsolete, defective or worn out Personal Property which has been replaced by other Personal Property of equal or greater suitability and value which is intended for the same purpose, and (iv) the sale of inventory in the ordinary course of business. Upon the removal of any Personal Property in compliance with clauses (ii) or (iii) above, Borrower shall be permitted to transfer or otherwise dispose of such Personal Property as Borrower may determine.

               4.4  Liens and Taxes. Borrower shall (a) pay, prior to
                    ---------------
delinquency, all Taxes which are or may become a Lien affecting any of the Collateral, and not consent to any Special

Taxes which affect or may affect any of the Collateral, (b) keep the Collateral free and clear of all Liens and Rights of Others, subject only to Permitted Exceptions and Permitted Transfers, (c) diligently post and record notice of nonresponsibility where appropriate, and (d) pay and perform when due all other obligations secured by or constituting a Lien affecting any of the Collateral, except that Borrower shall not be required to pay or perform any such Taxes, Liens or other obligations which are being actively contested in good faith by appropriate proceedings, provided that Borrower has posted such security for the payment or performance of such Taxes, Liens or other obligations as Lender may reasonably require and, by reason of nonpayment, none of the Collateral or any Lien or other interest of Lender under the Loan Documents is prejudiced or in danger of being sold, foreclosed or otherwise lost or forfeited, and provided further that if any action or other proceeding is instituted to enforce any Lien against any of the Collateral, Borrower shall immediately make such payments, obtain such surety bonds and/or take such other action as Lender may reasonably require in order to release such Lien.

               4.5  Insurance. Borrower shall at all times maintain the
                    ---------
following policies of insurance:

                    (1) property "all risk" insurance covering the Improvements and any Collateral consisting of Personal Property;

                    (2)  business interruption insurance for one year;

                    (3) commercial general liability insurance in favor of Borrower (and naming Lender and its Affiliates as additional insureds) in an aggregate amount not less than $3,000,000 (or such greater amount as may be specified by Lender from time to time) combined single limit; and

                    (4) such other insurance as may be required by applicable Laws (including worker's compensation and employer's liability insurance) or as Lender may reasonably require from time to time (including comprehensive form boiler and machinery insurance, if applicable).

               Any policy of property insurance required by clause (a) above shall be in an amount not less than the full replacement cost of the Improvements and any Personal Property covered by such policy, shall contain a "full replacement cost" indorsement, shall insure against flood loss risk if the Land is located in a Flood Hazard Area, and shall name Lender as "loss payee" pursuant to form BFU 438 or other form approved by Lender. Each policy of commercial general liability insurance required by this Section 4.5 shall cover personal injury, property damage, owner/contractor protective and blanket contractual liability, with x, c and u exclusions deleted, and such insurance shall be primary and non-contributing with any other insurance available to Lender. All insurance policies shall be in form and substance and issued by insurers reasonably satisfactory to Lender, and shall contain such deductibles and such indorsements as Lender may reasonably require. Upon request by Lender from time to time, Borrower shall deliver to Lender originals or copies of all such insurance policies and certificates evidencing such policies.

          4.6  Intentionally Omitted.
               ---------------------

          4.7  Books, Records and Inspections. Borrower shall at all
               ------------------------------
times maintain (a) full and complete books of account and other records with respect to the Collateral and the Project and its business and operations, and
(b) complete copies of all Authorizations issued in connection with the Collateral or the Project, and shall permit Lender and its agents, upon request from time to time, to inspect and copy any of such books, records and other Documents and to enter and inspect the Real Property and any other Collateral.

          4.8  Reporting Requirements. Borrower shall cause to be delivered to
               ----------------------
Lender, in form and detail satisfactory to Lender:

               (1)  Within 10 days after request by Lender from time to time:
     (i) copies of such Authorizations relating to the Collateral or the Project as Lender may specify, and (ii) a list setting forth a description and the location of all Collateral consisting of Personal Property;

               (2) Promptly after discovery by Borrower, notice of (i) any serious threat or the commencement of any action or other proceeding (including any action to foreclose or otherwise enforce any Lien and any proceedings in condemnation or eminent domain) affecting or relating to any of the Collateral or the Project, (ii) any dispute between Borrower and any Governmental Agency relating to any of the Collateral or the Project, the adverse determination of which could adversely affect the Collateral or the Project in any material respect, (iii) any injury or damage to or loss or destruction of any of the Collateral if the cost of repair, restoration or replacement exceeds $50,000, (iv) any imposition of or proposal for any Special Taxes which affect or may affect any of the Collateral, (v) any material adverse change in the financial condition, operations, properties or prospects of Borrower, (vi) any event which has or may have a material adverse impact on the Collateral or the Project, and (vii) the occurrence of any Event of Default or event which, with the giving of notice and/or the passage of time, could become an Event of Default;

               (3) Within 10 days of the due date of any payment due under the Prior Loans, the Wells Loan or the Hallkraft Loan, evidence satisfactory to Lender that Borrower has made such payment;

               (4) Concurrently with delivery of the same to Wells, copies of items delivered to Wells pursuant to Sections 6.1(b) and (6.1(f) of the Wells Agreement.

                (5) Within 10 days of Lender's request therefor, a copy of any item delivered to Wells pursuant to Section 6.1 of the Wells Agreement other than those items described in the immediately preceding paragraph.

                (6) Such other Documents or information relating to Borrower, the Collateral, the Project or the transactions contemplated by the Loan Documents as Lender may reasonably request from time to time.

          Lender is authorized at any time and from time to time to directly contact any Person to verify any information provided by Borrower or for any other purpose relating to Borrower, the Loan, the Collateral, the Project or the transactions contemplated by the Loan Documents.

          4.9   Costs, Fees and Expenses. Borrower shall bear sole
                ------------------------
responsibility for and promptly pay or cause to be paid all costs and expenses relating to the performance by Borrower of its Obligations or the delivery to Lender of any Documents or other items or information under or in connection with any of the Loan Documents, and any Taxes (other than income or gross receipts taxes generally applicable to Lenders), costs, expenses, fees or charges payable or determined to be payable in connection with the execution, delivery, filing or recording of, or otherwise with respect to, any Loan Document or any other Document delivered under or in connection with any Loan Document.

          Borrower shall pay the Loan Fee to Lender at or prior to the time of recordation of the Trust Deed, and shall pay to Lender on demand all costs, expenses and charges of Lender in connection with the negotiation, preparation, execution, delivery, administration, supplement, modification, amendment, waiver and enforcement of, and any other action taken by Lender under or otherwise to protect or defend its rights and interests in respect of, any Loan Document, and any litigation, dispute, action or other proceeding (including bankruptcy proceedings) relating thereto, including recording fees, filing fees, search fees, reconveyance fees, title insurance premiums, the reasonable fees and disbursements of Lender's legal counsel and other out-of-pocket expenses.

          Any amount payable to Lender under any of the Loan Documents (including any amount payable under this Section 4.9) which is not paid within five (5) days following notice from Lender that such amount is due shall, from and after such date, bear interest at the Default Rate until paid by Borrower.

          4.10  Indemnification by Borrower. Borrower shall indemnify, defend
                ---------------------------
and save and hold harmless Lender, its Affiliates, and the respective directors, officers, partners agents, attorneys and employees of each (collectively the "Indemnitees") from and against, and shall pay on demand, any and all losses,
 -----------
liabilities, damages, costs, expenses and charges (including the reasonable fees, charges and disbursements of external legal counsel) suffered or incurred by any Indemnitee as a result of (a) any failure of Borrower to perform any of its Obligations under any

Loan Document, (b) any failure of any Representation by Borrower to be correct in all respects when made, (c) injury or death to persons or damage to property or other loss occurring on or in connection with the Collateral or the Project, whether caused by the negligence or any other act or omission of Borrower or any other Person or by negligent, faulty, inadequate or defective design, building, construction or maintenance or any other condition or otherwise, and (d) any claim, demand or cause of action, or any action or other proceeding, whether meritorious or not, brought or asserted against any Indemnitee which relates to or arises out of the Loan Documents, the Loan, the Collateral, the Project or any transaction contemplated by, or the relationship between Borrower and Lender or any action or inaction by Lender under, the Loan Documents, provided that no Indemnitee shall be entitled to indemnification under this Section 4.10 for matters caused solely by such Indemnitee's gross negligence or willful misconduct. Any obligation of Borrower under this Section 4.10 shall survive the making and repayment of the Loan and the expiration or termination of this Agreement and shall be secured by the Trust Deed.

          4.11  Actions and Further Assurances. Borrower shall appear in
                ------------------------------
and defend all actions and other proceedings purporting to affect any of the Collateral or the Project or the rights or interests of Lender under the Loan Documents (and Lender may, at Borrower's expense, appear in and defend any such action or other proceeding as Lender may determine), and Borrower shall take or cause to be taken such further action and execute and deliver or cause to be executed and delivered such further Documents as Lender from time to time may reasonably require to maintain, perfect, protect, assure and confirm Lender's rights and interests (including rights and interests in the Collateral), Borrower's Obligations and the intention of the parties under the Loan Documents.

          4.12  Performance by Lender. If Borrower fails to perform any of its
                ---------------------
Obligations under any Loan Document and Lender reasonably determines that remedial action is necessary to protect the rights or interests of Lender, Lender may, without notice to or demand on Borrower, perform any such Obligations in such manner and to such extent and take such action as Lender may deem appropriate, and all costs, expenses and charges of Lender relating to any such action shall be payable by Borrower to Lender in accordance with Section 4.9.

     5.   Representations of Borrower. Borrower represents and warrants to
          ---------------------------
Lender that:

          5.1   Formation and Qualification. Borrower is duly incorporated,
                ---------------------------
validly existing and in good standing under the Laws of the state of Nevada and is duly qualified in California; Borrower is in good standing in California and Borrower has all requisite power and authority to conduct its business and to own and lease its properties.

          5.2   Loan Documents. The execution, delivery and performance of
                --------------
the Loan Documents by Borrower are within Borrower's power and authority, have been duly authorized by all necessary action and do not and will not (a) require any Authorization which has not been obtained, (b) contravene the Charter Documents of Borrower, any applicable Laws or Other

Requirements or any agreement or restriction binding on or affecting Borrower or its property, or (c) result in or require the creation or imposition of any Lien or Right of Others upon or with respect to any property now or in the future owned by Borrower (other than Liens in favor of Lender). No Authorization which has not been obtained is required for the creation of the Liens or the enforcement by Lender of its Remedies under the Loan Documents. Each Loan Document, when executed and delivered, will constitute the legal, valid and binding obligation of Borrower which is a party to or bound by such Loan Document, enforceable against such Loan Party in accordance with its terms, except as enforcement may be limited by bankruptcy, insolvency or other similar Laws affecting the rights of creditors generally.

          5.3  Collateral. Borrower has and will continue to have (or
               ----------
upon recordation of the Trust Deed will have and from and after such recordation will continue to have) good and marketable title to the Collateral, free and clear of all Liens and Rights of Others, subject only to Permitted Exceptions and Permitted Transfers. Upon recordation of the Trust Deed and filing of the financing statement executed by Borrower, the Trust Deed will create a valid and indefeasible third priority perfected Lien in the Collateral securing the payment and performance of all Obligations, subject only to Permitted Prior Exceptions and Permitted Transfers.

          5.4  Project Information.
               -------------------

               (a) Borrower is in compliance in all material respects with all applicable Laws and Other Requirements relating to the Collateral or the Project.

               (b) Except as otherwise disclosed in this Agreement (i) all Authorizations required in connection with the Collateral or the Project have been regularly and finally received, and (ii) the use and operation of the Real Property for its intended purpose do not require the payment of extraordinary fees or assessments or the construction of other improvements, will not contravene any applicable Laws or Other Requirements, and are not subject to any other legal, contractual or practical impediments which are material in the aggregate.

               (c) All Utility Services, streets, walks and other offsite improvements relating to or adjoining the Land or necessary for the use and operation of the Real Property for its intended purpose have been completed and/or otherwise made available and are not subject to any conditions or restrictions which may adversely affect the Collateral or the Project in any material respect.

               (d) The approximate acreage of the Land is correctly set forth in Section 1 and (i) the Land is not subject to or affected by any existing or proposed Special Taxes (other than Special Taxes approved in writing by Lender after the date of this Agreement), and (ii) the Real Property and each lot or parcel described in Exhibit "A" are separately transferable in compliance with all applicable subdivision Laws and Other Requirements.

          5.5  Financial Information.
               ---------------------

               (a) Any Financial Statements of Borrower which have been furnished to Lender fairly present Borrower's financial condition as at the dates of such Financial Statements and the results of operations for the periods covered by such Financial Statements in accordance with generally accepted accounting principles consistently applied (or such other method of preparation approved by Lender in writing), and since the respective dates of such Financial Statements, there has been no material adverse change in the financial condition, operations, properties or prospects of Borrower.

               (b) Borrower has filed all tax returns required to be filed by it, and has paid all Taxes due pursuant to such returns or in respect of any of its properties (except for any such Taxes which are being actively contested in good faith by appropriate proceedings), and to the best knowledge of Borrower, no basis exists for additional assessments which have not been adequately reserved against in the Financial Statements referred to above or otherwise disclosed in writing to Lender.

          5.6  Litigation and Other Matters. Except as otherwise disclosed in
               ----------------------------
writing to Lender: (a) no actions or other proceedings affecting or relating to the Collateral or the Project are pending or, to the best knowledge of Borrower, threatened, and (b) no actions or other proceedings are pending or, to the best knowledge of Borrower, threatened against or affecting Borrower or any property of Borrower which, if determined adversely to Borrower, could materially impair the financial condition, operations, properties or prospects of Borrower or the ability of Borrower to perform its obligations under the Loan Documents.

          5.7  Documents and Other Information. All Documents and other
               -------------------------------
information delivered to Lender pursuant to any of the Loan Documents are and will be complete and correct in all material respects at the time of delivery to Lender.

          5.8  Prior Loans / Wells Loan /Hallkraft Loan. There is no default or
               ----------------------------------------
any condition which, with the passage of time, would constitute a default under the Prior Loans, the Wells Loan or the Hallkraft Loan.

     6.   Events of Default and Remedies of Lender.
          ----------------------------------------

          6.1  Events of Default. The occurrence of any one or more of the
               -----------------
following events shall constitute an Event of Default:

               (1) Borrower shall fail to pay all or any portion of the principal of the Note when due; or

               (2) Borrower shall fail to pay any installment of interest on the Note or any other amount payable by Borrower to Lender under the Loan Documents within 5 days after the date when due, or Borrower shall fail to pay all accrued interest and all other amounts then payable by Borrower to Lender under the Loan Documents on the Maturity Date or the date of final payment of the principal of the Note in full; or

               (3) A default shall occur under a Prior Loan, the Hallcraft Loan or the Wells Loan which shall not have been cured within any applicable grace period; or

               (4) Borrower shall fail to perform or observe any other term, covenant or agreement contained in any Loan Document on its part to be performed or observed and either (i) such failure shall continue for more than 30 days after notice of such failure is given by Lender to Borrower, unless such failure is not reasonably capable of being cured within such 30-day period (but is reasonably capable of being cured within 60 days after such notice) and Borrower commences action to cure such failure within such 30-day period and diligently and continuously prosecutes such action to completion and causes such failure to be cured within 60 days after such notice, or (ii) such failure is not reasonably capable of being cured within 60 days after notice of such failure is given by Lender to Borrower; or

               (5) any Representation proves to have been incorrect in any material respect when made; or

               (6) Borrower is enjoined by any court or other Governmental Agency from performing any Obligations and such injunction continues unreleased and unstayed for 45 days; or

               (7) all or a substantial or material portion of the Collateral is damaged or destroyed by fire or other casualty and Lender has reasonably determined that the security of the Trust Deed has been impaired or that the repair, restoration or replacement of the Collateral in accordance with the requirements of the Trust Deed is not economically practicable or is not likely to be completed prior to the Maturity Date; or all or a substantial or material portion of the Collateral is condemned, seized or appropriated by any Governmental Agency or subject to any action or other proceeding instituted by any Governmental Agency for any such purpose;

               (8) Borrower is dissolved or liquidated or merged with or into any other Person; or for any period of more than 10 days Borrower which is a corporation, partnership, trust or other entity ceases to exist in its present form and (where applicable) in good standing and duly qualified under the Laws of the jurisdiction of its incorporation or formation and California; or all or substantially all of the assets of Borrower are sold or otherwise transferred; or

               (9) Borrower ceases to be managed and controlled by the Person or Persons who manage and control Borrower as of the date of this Agreement; or the Real

     Property is sold in violation of the terms of this Agreement; or Borrower assigns or attempts to assign any rights or interests under any Loan Document without the prior written consent of Lender; or any Loan Document becomes or is claimed by Borrower to be unenforceable against Borrower; or the Trust Deed shall cease to constitute a valid and indefeasible third priority perfected Lien in the Collateral, subject only to Permitted Prior Exceptions and Permitted Transfers; or

               (10) Borrower is subject to an order for relief by the bankruptcy court, or is unable or admits in writing its inability to pay its debts as they mature or makes an assignment for the benefit of creditors; or Borrower applies for or consents to the appointment of any receiver, trustee or similar official for it or for all or any part of its property (or any such appointment is made without its consent and the appointment continues undischarged and unstayed for 60 days); or Borrower institutes or consents to any bankruptcy, insolvency, reorganization, arrangement, readjustment of debt, dissolution, custodianship, conservatorship, liquidation, rehabilitation or similar proceeding relating to it or to all or any part of its property under the Laws of any jurisdiction (or any such proceeding is instituted without its consent and continues undismissed and unstayed for 60 days); or any judgment, writ, warrant of attachment or execution or similar process is issued or levied against any of the Collateral or any other property of Borrower and is not released, vacated or fully bonded within 60 days after its issue or levy; or

               (11) any material adverse change shall occur in the financial condition, operations, properties or prospects of Borrower, or any event shall occur which has a material adverse impact on the Collateral or the Project.

          6.2  Remedies of Lender. Upon the occurrence of any Event of
               ------------------
Default, Lender may, without notice to or demand upon Borrower, which are expressly waived by Borrower (except for notices or demands otherwise required by applicable Laws to the extent not effectively waived by Borrower and any notices or demands specified in the Loan Documents), exercise any one or more of the following Remedies as Lender may determine:

               (1) Lender may waive the Event of Default or, without waiving, determine, upon terms and conditions satisfactory to Lender, to make further Disbursements;

               (2) Lender may declare the unpaid principal of the Note and all accrued interest and other amounts payable under the Loan Documents to be immediately due and payable, in which event all such amounts shall immediately be due and payable without protest, presentment, notice of dishonor, demand or further notice of any kind, all of which are expressly waived by Borrower;

               (3) Lender may perform any of Borrower's Obligations in such manner as Lender may determine;

               (4) Lender may, either directly or through an agent or court-appointed receiver, take possession of the Collateral; and

               (5) Lender may proceed to protect, exercise and enforce any and all other Remedies provided under the Loan Documents or by applicable Laws.

          All costs, expenses, charges and advances of Lender in exercising any such Remedies shall be payable by Borrower to Lender in accordance with Section 4.9.

          Each of the Remedies of Lender provided in the Loan Documents is cumulative and not exclusive of, and shall not prejudice, any other Remedy provided in the Loan Documents or by applicable Laws. Each Remedy may be exercised from time to time as often as deemed necessary by Lender, and in such order and manner as Lender may determine. No failure or delay on the part of Lender in exercising any Remedy shall operate as a waiver of such Remedy; nor shall any single or partial exercise of any Remedy preclude any other or further exercise of such Remedy or of any other Remedy. No application of payments, or any advances or other action by Lender, will cure or waive any Event of Default or prevent acceleration, or continued acceleration, of amounts payable under the Loan Documents or prevent the exercise, or continued exercise, of any Remedies of Lender.

     7.   Miscellaneous.
          -------------

          7.1  Waivers and Amendments. No supplement to, modification or
               ----------------------
amendment of, or waiver, consent or approval under, any of the Loan Documents shall be effective unless in writing and signed by the parties, and any waiver, consent or approval shall be effective only in the specific instance and for the specific purpose for which given.

          7.2  Survival of Representations. All Representations shall survive
               ---------------------------
the making and repayment of the Loan and the expiration or termination of this Agreement and have been or will be relied upon by Lender, notwithstanding any investigation made by Lender or on its behalf.

          7.3  Notices. All notices and other communications provided under any
               -------
Loan Document shall be in writing and shall be (i) delivered personally, (ii) sent via Federal Express (or another comparable overnight messenger service), or
(iii) sent via telecopy to the parties at the following addresses:

     If to Lender:                 ABQ Dolphin, LP
                                   c/o Dolphin Partners, Inc.
                                   17875 Von Karman Avenue, Suite 300
                                   Irvine, CA 92614
                                   Attention: Kevin Pitts
                                   Telecopier #: (949) 852-8924
                                   Phone #: (949) 852-9230

     With a copy to:               Sheppard, Mullin, Richter & Hampton LLP
                                   650 Town Center Drive, Fourth Floor
                                   Costa Mesa, California 92626
                                   Attention: John R. Simon, Esq.
                                   Telecopier #: (714) 513-5130
                                   Phone #: (714) 424-8237
                                   email: jsimon@smrh.com

     If to Borrower:               Prolong Super Lubricants, Inc.
                                   6 Thomas
                                   Irvine, CA 92618
                                   Attention: Tom Billstein
                                   Telecopier #: (949) 587-2704
                                   Phone #: (949) 587-2700

     with a copy to:               Prolong Super Lubricants, Inc.
                                   6 Thomas
                                   Irvine, CA 92618
                                   Attention: William Howell
                                   Telecopier #: (949) 587-2704
                                   Phone #: (949) 587-2700


Personally delivered notices shall be deemed given upon actual personal delivery to the intended recipient. Telecopied notices shall be deemed given upon completion of transmission to the receiving telecopy machine. Notices sent via Federal Express (or another comparable overnight messenger service) shall be deemed given the immediately following business day.

          7.4  Relationship of Parties. The relationship between Borrower
               -----------------------
and Lender is, and at all times shall remain, solely that of debtor and creditor, and shall not be, or be construed to be, a joint venture, equity venture, partnership or other relationship of any nature.

          7.5  Nonliability of Lender. Borrower acknowledges and agrees that:
               ----------------------

               (1) Borrower shall be solely responsible for and shall rely solely on its own judgment with respect to all matters relating to the Collateral or the Project, including the conduct of Borrower and its agents and employees, the feasibility of the Project and the sufficiency of budgets, cost projections and insurance, and Lender does not assume any responsibility to Borrower or any other Person to review, inspect, supervise or approve, or to provide any advice or information with respect to, any such matters;

               (2) any inspections made by or on behalf of Lender, and acceptance, approval or review by Lender of any Documents, information, conditions or performance or any other action by Lender under any of the Loan Documents, are for purposes of administration of the Loan only and for the sole protection of Lender, and shall not constitute a representation or warranty by Lender to Borrower or any other Person or be relied upon by Borrower or any other Person for any other purpose;


               (3) Lender shall have no responsibility or liability for any delays in funding caused by any review of Documents, information, conditions or performance or any other action by Lender in connection with any Disbursement or the administration of the Loan; and

               (4) Lender does not owe any duty of care to protect Borrower or any other Person against or to inform Borrower or any other Person of, and Lender shall not be responsible or liable to Borrower or any other Person for any loss, damage, liability or claim of any kind relating to injury or death to persons or damage to property or other loss resulting from, the negligence or any other act or omission of Borrower or any other Person or any negligent, faulty, inadequate or defective design, building, construction or maintenance or any other condition or the improper application of any Disbursements.

          7.6  Benefits and Assignment. The Loan Documents are made for the
               -----------------------
purpose of defining the rights and obligations of the Borrower and Lender in connection with the Loan and are intended for the sole protection of the Borrower and Lender and Lender's successors and assigns, and no other Person shall have any rights of any nature under or by reason of the Loan Documents. The Loan Documents shall be binding on and inure to the benefit of each of the Borrower and Lender and their respective successors and assigns, except that Borrower shall not have the right to assign any rights or interests under any Loan Document without the prior written consent of Lender. Lender may from time to time sell participations in the Loan to any Person (including Affiliates of Lender) without the consent of Borrower. Following any assignment or sale of participations by Lender, Lender shall give Borrower notice of the same.

          7.7  Payments and Computations. All payments by Borrower under the
               -------------------------
Loan Documents shall be made in lawful money of the United States free and clear of, and without reduction by reason of, any Taxes. Any payment which is stated to be due on a day which is not a Banking Day shall be made on the next succeeding Banking Day, and any such extension shall be included in the computation of the payment of interest. Whenever any interest or other amount payable under the Loan Documents is to be computed on the basis of a year of a specified number of days, the amount shall be calculated on the basis of a year of such specified number of days for the actual number of days (including the first, but excluding the last) occurring in the period for which such calculation is made. For purposes of calculating amounts paid or payable under the Loan Documents, credit for payments shall be given upon receipt of same day funds by Lender at its office located at c/o Dolphin Partners, Inc., 17875 Von KarmanAvenue, Suite 300, Irvine, California 92614, Attention: Kevin Pitts (or such other location specified by Lender from time to time in writing) at or before the close of business, Los Angeles time, on any Banking Day. Except as otherwise expressly provided in the Loan Documents, all payments on the Obligations received by Lender shall be applied to the Obligations in such order and manner as Lender may determine.

          7.8   Unsecured Environmental Obligations. Anything contained in
                -----------------------------------
this Agreement or the Trust Deed to the contrary notwithstanding, (a) Borrower shall have no obligation or liability under this Agreement or the Trust Deed for any obligation or liability of Borrower under any Environmental Indemnity executed by Borrower which does not state that it is secured by the Trust Deed (any such obligation or liability being deemed to arise and exist solely under such Environmental Indemnity), and (b) any obligation or liability of Borrower under such Environmental Indemnity shall not be secured by the Trust Deed.

          7.9   Rules of Construction.
                ---------------------

                (a)  For purposes of this Agreement and the other Loan
Documents: (i) any reference to "days" or "months" shall mean calendar days or months, (ii) the word "including" shall mean "including without limitation,"
(iii) any reference in any of the Loan Documents to any Loan Document or other Document or exhibit shall mean such Loan Document or other Document or exhibit as it may from time to time be supplemented, modified, amended and extended in accordance with the terms of this Agreement, (iv) defined terms shall be equally applicable to the singular and plural forms, and (v) all existing and future exhibits to this Agreement are incorporated in this Agreement by this reference.

                (b) Time is of the essence of the Loan Documents, and the provisions of the Loan Documents are declared to be severable.

                (c) All accounting terms used and not otherwise defined in any Loan Document shall be construed in conformity with, and all financial information maintained or submitted by Borrower or other Person under any Loan Document shall be prepared in accordance with, generally accepted accounting principles consistently applied (or such other principles approved by Lender in writing).

                (e) The Loan Documents shall be governed by, and construed and enforced in accordance with, the Laws of California.

          7.10  WAIVER OF JURY TRIAL. EACH OF LENDER AND BORROWER WAIVE TRIAL BY
                --------------------
JURY IN ANY ACTION OR OTHER PROCEEDING (INCLUDING COUNTERCLAIMS), WHETHER AT LAW OR EQUITY, BROUGHT BY LENDER OR BORROWER AGAINST THE OTHER ON MATTERS ARISING OUT OF OR IN ANY WAY RELATED TO OR CONNECTED WITH THIS AGREEMENT, THE OTHER LOAN DOCUMENTS, THE LOAN OR ANY TRANSACTION CONTEMPLATED BY, OR THE RELATIONSHIP BETWEEN LENDER AND BORROWER OR ANY ACTION OR INACTION BY EITHER PARTY UNDER, ANY OF THE LOAN DOCUMENTS.

          IN WITNESS WHEREOF, Borrower and Lender have caused this Agreement to be duly executed as of the date first written above.

                                   "BORROWER":

                                   PROLONG SUPER LUBRICANTS, INC., a
                                   Nevada corporation

                                   By:  /s/ William  Howell
                                        -----------------------------------
                                        William Howell, Vice President and
                                        General Counsel




                                   "LENDER":

                                   ABQ DOLPHIN, LP, a California limited
                                   partnership

                                   By:  Dolphin Partners, Inc., a California
                                        Corporation, General Partner


                                        By:  /s/ Kevin Pitts
                                             ---------------
                                             Kevin Pitts, President

                              EXHIBIT A

                      LEGAL DESCRIPTION OF LAND
                      -------------------------

     That certain real property situated in the State of California, City of Irvine, County of Orange, and is described as follows:


          Parcel 15 in the City of Irvine, County of Orange, State of California, as shown on a Parcel Map filed in book 112, pages 17 to 25 inclusive of Parcel Maps, in the office of the County Recorder of said County.

          Except any and all oil, oil rights, minerals, mineral rights, natural gas rights, and other hydrocarbons by whatsoever name known, geothermal steam, and all products derived from any of the foregoing, that may be within or under the land, together with the perpetual right of drilling, mining, exploring and operating therefor and storing in and removing the same from the land or any other land, including the right to whipstock or directionally drill and mine from lands other than those hereby, oil or gas wells, tunnels and shafts into, through or across the subsurface of the land, and to bottom such whipstocked or directionally drilled wells, tunnels and shafts under and beneath or beyond the exterior limits thereof, and to redrill, retunnel, equip, maintain, repair, deepen and operate any such wells or mines; without however, the right to drill, mine, store, explore and operate through the surface or the upper 500 feet of the subsurface of the land, as reserved in the deed from The Irvine Company, a Michigan Corporation, successor by merger with Irvine Industrial Complex, a Corporation, recorded August 8, 1979 in book 13260 page 763 of Official Records.

                              EXHIBIT A

                                PROMISSORY NOTE
                                ---------------



$675,000 (or so much thereof as is disbursed)                   October 30, 2000


          THIS NOTE PROVIDES FOR INTEREST AT A FLUCTUATING RATE PER ANNUM BASED ON THE PRIME RATE (PLUS ANY APPLICABLE SPREAD OVER THE PRIME RATE INDICATED BELOW) ON THE TERMS AND CONDITIONS SET FORTH BELOW.

          This Note is executed pursuant to that certain loan agreement of even date herewith between PROLONG SUPER LUBRICANTS, INC., a Nevada corporation ("Borrower"), and ABQ DOLPHIN, L.P., a California limited partnership (the
  --------
"Lender") (such loan agreement, as it may from time to time be supplemented,
 ------
modified and amended, being referred to in this Note as the "Loan Agreement").
                                                             --------------
Capitalized terms used in this Note and not otherwise defined shall have the meanings ascribed thereto in the Loan Agreement.

          1. This Note is the "Note" referred to in, and is entitled to the rights and benefits of, the Loan Agreement, and evidences advances of the proceeds of the Loan made by Lender to Borrower under the Loan Agreement. Among other things, the Loan Agreement provides for acceleration of the maturity of this Note upon the happening of certain stated events and may also contain additional provisions regarding voluntary and mandatory prepayments under certain conditions. This Note is secured by the Trust Deed executed by Borrower in favor of Lender pursuant to the Loan Agreement and by any other collateral Loan Agreements referred to in the Loan Agreement which purport to secure this Note. The date the Trust Deed is recorded in the official records of Orange County is herein called the "Recordation Date")
                             ----------------

          2. FOR VALUE RECEIVED, Borrower promises to pay to Lender, or order, at Lender's office located at c/o Dolphin Partners, Inc., 17875 Von Karman Avenue, Suite 300, Irvine, California 92614, Attention: Kevin Pitts (or such other location specified by Lender from time to time in writing), the principal amount of SIX HUNDRED SEVENTY-FIVE THOUSAND AND NO/100 DOLLARS ($675,000.00), or such much thereof as is actually disbursed pursuant to the Loan Agreement, together with interest from the November 2, 2000 as provided in Section 4 below.

          3. If not sooner paid, the principal of this Note shall be payable on the Maturity Date. As used herein, the term "Maturity Date" date means the
                                                -------------
first anniversary of the Recordation Date; provided however, that Borrower may extend the Maturity Date until the second anniversary of the Recordation Date by giving written notice to such effect not later than 30 days prior the first anniversary of the Recordation Date and paying to Lender at the time such notice is given an extension fee equal to one percent (1%) of the Loan.

          4. Accrued interest shall be payable on the first day of each calendar month, on the Maturity Date and on the date of final payment of the principal of this Note in full, except that any interest which accrues after the Maturity Date or the acceleration of the maturity of this Note shall be payable immediately and without demand.

          5. (a) The principal amount outstanding from time to time shall bear interest at a fluctuating rate per annum (computed on the basis of a year of 360 days) equal at all times to the Prime Rate plus 2.5% per annum, with each change in such rate taking effect simultaneously with the corresponding change in the Prime Rate.

               (b) Accrued interest not paid within five (5) days of the date such amount is due shall bear interest at the Default Rate from and after the date when due until the date such interest is paid,.

               (c) Notwithstanding Section 5(a), any amount due under this Note not paid at Maturity or within five (5) days following notice from Lender that such amount is due shall bear interest at the Default Rate from and after the date when due until the date such principal is paid,.

          6. Borrower acknowledges that the late payment of any amount payable under this Note will cause Lender to incur costs not contemplated by Lender and Borrower. Such costs include, without limitation, processing and accounting charges. Therefore, if any amount payable under this Note is not paid within five (5) days of the date such amount is due, Borrower shall immediately pay to Lender an additional amount equal to five percent (5%) of the over-due amount as a late charge. Borrower agrees that this late charge represents a fair and reasonable estimate of the costs that Lender will incur by reason of late payment. Acceptance of any late charge shall not constitute a waiver of the default with respect to the overdue amount and shall not prevent Lender from exercising any and all rights otherwise available to Lender in connection with such default.

          7. This Note may be prepaid in whole or in part at any time without penalty. All payments on this Note shall be made in lawful money of the United States in same day funds.

          8. This Note shall be governed by, and construed and enforced in accordance with, the laws of California.

                                        "Borrower"

                                        PROLONG SUPERLUBRICANTS, INC., a
                                        Nevada corporation

                                        By: /s/ William Howell_____________
                                            William Howell, Vice President and
                                            General Counsel

RECORDING REQUESTED BY
AND WHEN RECORDED MAIL TO:

Sheppard, Mullin, Richter & Hampton LLP
650 Town Center Drive, 4th Floor
Costa Mesa, California 92626-1925
Attention: John R. Simon, Esquire
________________________________________________________________________________
                                        SPACE ABOVE THIS LINE FOR RECORDER'S USE



                           THIRD PRIORITY TRUST DEED
        WITH ASSIGNMENT OF RENTS, SECURITY AGREEMENT AND FIXTURE FILING



               THIS TRUST DEED WITH ASSIGNMENT OF RENTS, SECURITY AGREEMENT AND FIXTURE FILING ("Trust Deed"), dated October 30, 2000, made by PROLONG
                      ----------
     SUPER LUBRICANTS, INC., a Nevada corporation, whose address is 6 Thomas, Irvine, California 92618, Attention: Thomas C. Billstein ("Trustor"), in
                                                                -------
     favor of COMMONWEALTH LAND TITLE INSURANCE COMPANY, a California corporation ("Trustee"), and ABQ DOLPHIN, L.P., a California limited
                   -------
     partnership, whose address is c/o Dolphin Partners, Inc., 17875 Von Karman Avenue, Suite 300, Irvine, California 92614, Attention: Kevin Pitts ("Beneficiary"), and is executed pursuant to that certain loan agreement of
       -----------
     even date herewith between Beneficiary and Trustor (such loan agreement, as it may from time to time be supplemented, modified and amended, being referred to in this Trust Deed as the "Loan Agreement"), the provisions of
                                            --------------
     which are incorporated in this Trust Deed by reference. The Loan Agreement provides, among other things, for rules of construction which apply to this Trust Deed. Capitalized terms used in this Trust Deed and not otherwise defined shall have the meanings ascribed thereto in the Loan Agreement.

          1.   Grant in Trust and Security Agreement. For valuable
               -------------------------------------
     consideration, Trustor irrevocably grants, transfers and assigns to Trustee, in trust, with power of sale, for the benefit of Beneficiary, the following property (the "Trust Estate"):
                              ------------

               (a) the real property described in Exhibit "A" attached to this Trust Deed and incorporated in this Trust Deed by reference (the "Land");
           ----

               (b) all buildings, structures and other improvements now or in the future located or to be constructed on the Land (the "Improvements");
           ------------

               (c) all tenements, hereditaments, appurtenances, privileges and other rights and interests now or in the future benefitting or otherwise relating to the Land or the

     Improvements, including easements, rights-of-way, development rights, mineral rights, water rights and water stock (the "Appurtenances," and
                                                        -------------
     together with the Land and the Improvements, the "Real Property");
                                                       -------------

          (d) subject to the assignment to Beneficiary set forth in Section 3.8 below, all rents, issues, income, revenues, royalties and profits now or in the future payable with respect to or otherwise derived from the Real Property or the ownership, use, management, operation, leasing or occupancy of the Real Property, including those past due and unpaid (the "Rents");
                                                                     -----

          (e) all present and future right, title and interest of Trustor in and to all equipment, fixtures and other goods (as those terms are defined in division 9 of the California Uniform Commercial Code (the "UCC"), and
                                                                   ---
     whether existing now or in the future) now or in the future located at, upon or about, or affixed or attached to or installed in, the Real Property, or used or to be used in connection with or otherwise relating to the Real Property or the ownership, use, development, construction, maintenance, management, operation, marketing, leasing or occupancy of the Real Property, including furniture, furnishings, machinery, appliances, building materials and supplies, generators, boilers, furnaces, water tanks, heating, ventilating and air conditioning equipment and all other types of tangible personal property of any kind or nature, and all accessories, additions, attachments, parts, proceeds, products, repairs, replacements and substitutions of or to any of such property (the "Goods,"
                                                                        -----
     and together with the Real Property, the "Property"); and
                                               --------

          (f) all present and future right, title and interest of Trustor in and to all accounts, general intangibles, chattel paper, deposit accounts, money, instruments and documents (as those terms are defined in the UCC) and all other agreements, obligations, rights and written materials (in each case whether existing now or in the future) now or in the future relating to or otherwise arising in connection with or derived from the Property or any other part of the Trust Estate or the ownership, use, development, construction, maintenance, management, operation, marketing, leasing, occupancy, sale or financing of the Property or any other part of the Trust Estate, including (i) permits, approvals and other governmental authorizations, (ii) improvement plans and specifications and architectural drawings, (iii) agreements with contractors, subcontractors, suppliers, project managers and supervisors, designers, architects, engineers, sales agents, leasing agents, consultants and property managers, (iv) warranties, guaranties, indemnities and insurance policies (including insurance policies obtained in accordance with the Loan Agreement), together with insurance payments and unearned insurance premiums, (v) claims, demands, awards, settlements and other payments arising or resulting from or otherwise relating to any insurance or any loss or destruction of, injury or damage to, trespass on or taking, condemnation (or conveyance in lieu of condemnation) or public use of any of the Property, (vi) any Cash Collateral Account maintained pursuant to any of the Loan Documents, and any amounts deposited by Trustor with Beneficiary which are to be held in any such Cash Collateral Account, (vii) leases, rental agreements, license agreements, service and maintenance agreements, purchase and sale agreements and purchase options, together with advance payments, security deposits and other amounts paid to or deposited with Trustor under any such agreements,
     (viii) reserves, deposits, bonds, deferred payments, refunds, rebates, discounts, cost savings, escrow proceeds, sale proceeds and other rights to the payment of money, trade names, trademarks, goodwill and all other types of intangible personal property of any kind or nature, and (ix) all supplements, modifications, amendments, renewals, extensions, proceeds, replacements and substitutions of or to any of such property (the "Intangibles," and together with the Appurtenances and the Rents, the
      -----------
     "Rights").
      ------

          Trustor further grants to Beneficiary, pursuant to the UCC, a security interest in all present and future right, title and interest of Trustor in and to all Goods and Intangibles in which a security interest may be created under the UCC (the "Personal Property").
              -----------------

     2.   Obligations Secured. This Trust Deed is given for the purpose of
          -------------------
securing payment and performance of the following (the "Secured Obligations"):
                                                        -------------------
(a) all present and future indebtedness evidenced by the Note dated the date of this Trust Deed in the face principal amount of $675,000, or so much thereof as is actually disbursed, executed by Trustor in favor of Beneficiary, including principal, interest and all other amounts payable under the terms of the Note;
(b) all present and future obligations of Trustor under this Trust Deed; (c) all other present and future obligations of Trustor to Beneficiary under the Loan Documents (excluding obligations under any Environmental Indemnity executed by Trustor in favor of Beneficiary unless such Environmental Indemnity states that it is secured by this Trust Deed); and (d) all additional present and future obligations of Trustor to Beneficiary under any other Loan Agreement or instrument (whether existing now or in the future) which states that it is, or such obligations are, secured by this Trust Deed; in each case as such indebtedness and other obligations may from time to time be supplemented, modified, amended, renewed and extended, whether evidenced by new or additional Documents or resulting in a change in the interest rate on any indebtedness or otherwise.

     3.   Trustor's Covenants. To protect the security of this Trust Deed,
          -------------------
Trustor agrees as follows:

          3.1  Payment and Performance of Secured Obligations. Trustor shall pay
               ----------------------------------------------
and perform all Secured Obligations in accordance with the respective terms of such Secured Obligations, whether evidenced by or arising under this Trust Deed, the Note, any of the other Loan Documents or otherwise.

          3.2  Maintenance of Trust Estate. Unless Beneficiary otherwise
               ---------------------------
consents in writing, Trustor shall (a) keep the Property in good condition and repair, and promptly and in a good and workmanlike manner (and with new materials of good quality) complete any Improvements to be constructed on the Land, repair or restore any part of the Real Property that may be injured, damaged or destroyed, and repair, restore or replace any Goods that may be injured, damaged, destroyed or lost or that may be or become obsolete, defective or worn out (except that Trustor shall not be required to repair, restore or replace any such Goods of insignificant value which are not reasonably necessary or appropriate to the efficient operation of the Real Property), and in each case pay when due all valid claims for labor, service, equipment and material and any other costs incurred in connection with any such action, (b) not remove, demolish or materially alter any Improvements, (c) not construct any Improvements on the Land or undertake any site development work unless approved by Beneficiary, (d) not commit or permit any waste of any part of the Property, (e) not permit or consent to any restriction that would prevent or otherwise impair the use or development of the Real Property for the purposes contemplated by the Loan Agreement, (f) comply in all material respects with all Laws and Other Requirements, and not commit or permit any material violation of any Laws or Other Requirements, which affect any part of the Trust Estate or require any alterations or improvements to be made to any part of the Property,
(g) take such action from time to time as may be reasonably necessary or appropriate, or as Beneficiary may reasonably require, to protect the physical security of the Property, (h) except as otherwise permitted by the Loan Agreement, not part with possession of or abandon any part of the Trust Estate or cause or permit any interest in any part of the Trust Estate to be sold, transferred, leased, encumbered, released, relinquished, terminated or otherwise disposed of (whether voluntarily, by operation of law or otherwise), and (i) take all other action which may be reasonably necessary or appropriate to preserve, maintain and protect the Trust Estate, including the enforcement or performance of any rights or obligations of Trustor or any conditions with respect to any Rights.

          Without limitation on any obligations of Trustor under the preceding paragraph, in the event that (i) all or a substantial or material portion of the Property is injured, damaged or destroyed by fire or other casualty, or (ii) any of the Property is damaged, destroyed or lost and any Damage Proceeds (as defined in Section 3.3) are payable as a result of such occurrence or the cost of the repair, restoration or replacement is reasonably expected to exceed $50,000, or (iii) any part (but less than all) of the Property is condemned, seized or appropriated by any Governmental Agency (or conveyed, with Beneficiary's consent, in lieu of any such action), the following additional provisions shall apply:

               (A) within 30 days (or such longer period as Beneficiary may approve in writing) after the date of such injury, damage, destruction, loss or other event, Trustor shall deliver to Beneficiary, in form and substance reasonably satisfactory to Beneficiary: (1) a written plan for the repair, restoration or replacement of the Property (any such repair, restoration or replacement being referred to as a "Restoration"), including
                                                        -----------
     the estimated cost of the Restoration and time of completion, (2) if requested by Beneficiary, a copy of the plans and specifications for the Restoration, and (3) such other Documents and information relating to the Restoration as Beneficiary may reasonably request;

               (B) if and to the extent required by Beneficiary, any contracts entered into by Trustor with architects, contractors, subcontractors or suppliers in connection with the Restoration shall be in form and substance and with a Person reasonably satisfactory to Beneficiary;

               (C) the Restoration shall be conducted in accordance with such procedures and requirements as Beneficiary may reasonably specify, and shall be in substantial conformity with the applicable plans and specifications and the plan referred to in paragraph (A) above and in compliance in all material respects with all applicable Laws and Other Requirements;

               (D) if Beneficiary reasonably determines at any time that any available Damage Proceeds that Beneficiary may be required to release to Trustor for the Restoration pursuant to Section 3.3 are or may be insufficient to pay for all costs of completing the Restoration, then Trustor shall deposit with Beneficiary, on demand, an amount deemed reasonably necessary by Beneficiary to cover such insufficiency (any such amount to be held and disbursed by Beneficiary in accordance with paragraph
     (E) below); and

               (E) any Damage Proceeds that Beneficiary may be required to release to Trustor for the Restoration pursuant to Section 3.3, together with any amounts deposited by Trustor with Beneficiary pursuant to paragraph (D) above, shall be held by Beneficiary in a Cash Collateral Account (over which Beneficiary shall have sole and exclusive control and right of withdrawal), shall be used solely to pay the cost of the Restoration and shall be disbursed in accordance with such terms, conditions and procedures as Beneficiary may reasonably require (including compliance by Trustor with the provisions of paragraphs (A) through (D) above), provided that (1) Beneficiary shall have no obligation to disburse any such amounts if an Event of Default has occurred and is continuing, and
     (2) if the amount of any such Damage Proceeds received by Beneficiary exceeds the cost of completing the Restoration, the excess may be applied by Beneficiary to the Secured Obligations in such order and manner as Beneficiary may determine, or at the option of Beneficiary, may be released to Trustor.

          Any application or release of Damage Proceeds or additional amounts deposited with Beneficiary pursuant to paragraph (D) above (whether under this Section 3.2 or Section 3.3) shall not cure or waive any Event of Default or notice of default or invalidate any act done pursuant to such notice.

          To the extent any of the foregoing provisions of this Section 3.2 conflict with the rights of the holders of the Prior Loans, such provisions shall be subject to the rights of the holders of the Prior Loans.

          3.3  Insurance, Condemnation and Damage Claims. Trustor shall maintain
               -----------------------------------------
fire and other insurance on the Property to the extent required by the Loan Agreement. All proceeds of any claim, demand, award, settlement or other payment arising or resulting from or otherwise relating to any such insurance or any loss or destruction of, injury or damage to, trespass on or taking, condemnation (or conveyance in lieu of condemnation) or public use of any of the Property (a "Damage Claim") are assigned and shall be payable and delivered to Beneficiary (any such proceeds of any Damage Claim being referred to in this Trust Deed as "Damage Proceeds"). Grantor hereby specifically, unconditionally and irrevocably waives all rights of a property owner granted under California Code of Civil Procedure Section 1265.225(a), which provides for allocation of condemnation proceeds between a property owner and a lienholder, and any other law or successor statute of similar import, and agrees that the provisions of the Loan Agreement shall govern the disposition of such proceeds. Trustor shall take all action reasonably necessary or required by Beneficiary in order to protect Trustor's and Beneficiary's rights and interests with respect to any Damage Claim, including the commencement of, appearance in and prosecution of any appropriate action or other proceeding, and Beneficiary may in its discretion participate in any such action or proceeding at the expense of Trustor.

          So long as no Event of Default has occurred and is continuing, Trustor may settle, compromise or adjust any Damage Claim with the prior written consent of Beneficiary (which shall not be unreasonably withheld). Upon the occurrence and during the continuance of any Event of Default, Beneficiary shall have the sole right to settle, compromise or adjust any Damage Claim in such manner as Beneficiary may determine, and for this purpose Beneficiary may, in its own name or in the name of Trustor, take such action as Beneficiary deems appropriate to realize on any such Damage Claim. In either case, all Damage Proceeds payable in connection with any such Damage Claim shall be delivered directly to Beneficiary as provided in the preceding paragraph.

          Any Damage Proceeds received by Beneficiary may be applied by Beneficiary in payment of the Secured Obligations in such order and manner as Beneficiary may determine, provided that so long as no Event of Default has occurred and is continuing, Beneficiary shall release such Damage Proceeds to Trustor for the Restoration of the Property in the manner set forth in Section 3.2, except that Beneficiary shall not be required to release such Damage Proceeds (and may apply such Damage Proceeds to the Secured Obligations as set forth above) to the extent that such Damage Proceeds relate to any condemnation, seizure or other appropriation by any Governmental Agency of all or any portion of the Property (including Damage Proceeds payable in lieu of any such action), or if Beneficiary has reasonably determined that the security of this Trust Deed has been impaired, or will be impaired upon release of Damage Proceeds to Trustor.

          To the extent any of the foregoing provisions of this Section 3.3 conflict with the rights of the holders of the Prior Loans, such provisions shall be subject to the rights of the holders of the Prior Loans.

          3.4  Liens and Taxes. Subject to the right of Trustor to contest any
               ---------------
such payments in accordance with the terms of the Loan Agreement, (a) Trustor shall pay, prior to delinquency, all Taxes which are or may become a Lien affecting any part of the Trust Estate (including assessments on appurtenant water stock), and (b) Trustor shall pay and perform when due all other obligations secured by or constituting a Lien affecting any part of the Trust Estate. Upon demand by Beneficiary, Trustor shall pay to Beneficiary, in addition to all other payments specifically required under the Loan Documents, in monthly installments, at the times and in the amounts required by Beneficiary from time to time, sums which when cumulated will be sufficient to pay one month prior to the time the same become delinquent, all Taxes which are or may become a Lien affecting the Trust Estate (all such payments to be held in a Cash Collateral Account as additional security for the Secured Obligations). Lender shall pay from such Cash Collateral Account such Taxes before the same become delinquent.

          3.5  Actions. Trustor shall appear in and defend any claim or any
               -------
action or other proceeding purporting to affect title or other interests relating to any part of the Trust Estate, the security of this Trust Deed or the rights or powers of Beneficiary or Trustee, and give Beneficiary prompt written notice of any such claim, action or proceeding. Beneficiary and Trustee may, at the expense of Trustor, appear in and defend any such claim, action or proceeding and any claim, action or other proceeding asserted or brought against Beneficiary or Trustee in connection with or relating to any part of the Trust Estate or this Trust Deed.

          3.6  Action By Beneficiary or Trustee. If Trustor fails to perform any
               --------------------------------
of its obligations under this Trust Deed, Beneficiary or Trustee may, but without any obligation to do so and without notice or demand upon Trustor and without releasing Trustor from any obligations under this Trust Deed, and at the expense of Trustor: (a) perform such obligations in such manner and to such extent and make such payments and take such other action as either may deem necessary in order to protect the security of this Trust Deed, Beneficiary or Trustee being authorized to enter upon the Real Property for such purposes, (b) appear in and defend any claim or any action or other proceeding purporting to affect title or other interests relating to any part of the Trust Estate, the security of this Trust Deed or the rights or powers of Beneficiary or Trustee, and (c) pay, purchase, contest or compromise any Lien or Right of Others which in the reasonable judgment of either is or appears to be or may for any reason become prior or superior to this Trust Deed. If Beneficiary or Trustee shall elect to pay any such Lien or Right of Others or any Taxes which are or may become a Lien affecting any part of the Trust Estate or make any other payments to protect the security of this Trust Deed, Beneficiary or Trustee may do so without inquiring into the validity or enforceability of any apparent or threatened Lien, Right of Others or Taxes, and may pay any such Taxes in reliance on information from the appropriate taxing authority or public office without further inquiry.

          3.7  Obligations With Respect to Trust Estate. Neither Beneficiary nor
               ----------------------------------------
Trustee shall be under any obligation to preserve, maintain or protect the Trust Estate or any of Trustor's rights or interests in the Trust Estate or make or give any presentments, demands for performance, protests, notices of nonperformance, protest or dishonor or other notices of any kind in connection with any Rights, or take any other action with respect to any other matters relating to the Trust Estate. Beneficiary and Trustee do not assume and shall have no liability for, and shall not be obligated to perform, any of Trustor's obligations with respect to any Rights or any other matters relating to the Trust Estate, and nothing contained in this Trust Deed shall release Trustor from any such obligations.

          3.8  Intentionally Omitted.
               ---------------------

          3.9  Default. Upon the occurrence of any Event of Default: (a) Trustor
               -------
shall be in default under this Trust Deed, and upon acceleration of the maturity of any Secured Obligations in accordance with the terms of the Loan Agreement, all Secured Obligations shall immediately become due and payable without further notice to Trustor; (b) upon demand by Beneficiary, Trustor shall pay to Beneficiary, in addition to all other payments specifically required under the Loan Documents, in monthly installments, at the times and in the amounts required by Beneficiary from time to time, sums which when cumulated will be sufficient to pay one month prior to the time the same become delinquent the premiums for any policies of insurance to be obtained under the Loan Agreement (all such payments to be held in a Cash Collateral Account over which Beneficiary shall have sole and exclusive control and right of withdrawal); and (c) Beneficiary may, without notice to or demand upon Trustor, which are expressly waived by Trustor (except for notices or demands otherwise required by applicable Laws to the extent not effectively waived by Trustor and any notices or demands specified below), and without releasing Trustor from any of its Obligations, exercise any one or more of the following Remedies as Beneficiary may determine:

               (i) Beneficiary may, either directly or through an agent or court-appointed receiver, and without regard to the adequacy of any security for the Secured Obligations:

                    (A) enter, take possession of, manage, operate, protect, preserve and maintain, and exercise any other rights of an owner of, the Trust Estate, and use any other properties or facilities of Trustor relating to the Trust Estate, all without payment of rent or other compensation to Trustor;

                    (B) enter into such contracts and take such other action as Beneficiary deems appropriate to complete all or any part of any construction which may have commenced on the Land, subject to such modifications and other changes in the plan of development as Beneficiary may deem appropriate;

                    (C) make, cancel, enforce or modify leases, obtain and evict tenants, fix or modify rents and, in its own name or in the name of Trustor, otherwise conduct any business of Trustor in relation to the Trust Estate and deal with Trustor's creditors, debtors, tenants, agents and employees and any other Persons having any relationship with Trustor in relation to the Trust Estate, and amend any contracts between them, in any manner Beneficiary may determine;

                    (D) either with or without taking possession of the Trust Estate, notify obligors on any Rights that all payments and other performance are to be made and rendered directly and exclusively to Beneficiary, and in its own name supplement, modify, amend, renew, extend, accelerate, accept partial payments or performance on, make allowances and adjustments and issue credits with respect to, give approvals, waivers and consents under, release, settle, compromise, compound, sue for, collect or otherwise liquidate, enforce or deal with any Rights, including collection of amounts past due and unpaid (Trustor agreeing not to take any such action after the occurrence of an Event of Default without prior written authorization from Beneficiary);

                    (E) endorse, in the name of Trustor, all checks, drafts and other evidences of payment relating to the Trust Estate, and receive, open and dispose of all mail addressed to Trustor and notify the postal authorities to change the address for delivery of such mail to such address as Beneficiary may designate; and

                      (F) take such other action as Beneficiary deems appropriate to protect the security of this Trust Deed.

               (ii) Beneficiary may execute and deliver to Trustee written declaration of default and demand for sale and written notice of default and of election to cause all or any part of the Trust Estate to be sold, which notice Trustee shall cause to be filed for record; and after the lapse of such time as may then be required by law following the recordation of such notice of default, and notice of sale having been given as then required by law, Trustee, without demand on Trustor, shall sell such property at the time and place fixed by it in such notice of sale, either as a whole or in separate parcels and in such order as Beneficiary may direct (Trustor waiving any right to direct the order of sale), at public auction to the highest bidder for cash in lawful money of the United States (or cash equivalents acceptable to Trustee to the extent permitted by applicable law), payable at the time of sale. Trustee may postpone the sale of all or any part of the Trust Estate by public announcement at such time and place of sale, and from time to time after any such postponement may postpone such sale by public announcement at the time fixed by the preceding postponement. Trustee shall deliver to the purchaser at such sale its deed conveying the property so sold, but without any covenant or warranty, express or implied, and the recitals in such deed of any matters or facts shall be conclusive proof of the truthfulness thereof. Any person, including Trustee or Beneficiary, may purchase at such sale, and any bid by Beneficiary may be, in whole or in part, in the form of cancellation of all or any part of the Secured Obligations.

               (iii) With respect to any Personal Property, Beneficiary shall have in any jurisdiction where enforcement of this Trust Deed is sought all Remedies of a secured party under the UCC and may require Trustor, on demand, to assemble all Personal Property and make it available to Beneficiary at places that Beneficiary may select that are reasonably convenient for both parties, whether at the premises of Trustor or elsewhere.

               (iv) Beneficiary may proceed to protect, exercise and enforce any and all other Remedies provided under the Loan Documents or by applicable Laws.

          All proceeds of collection, sale or other liquidation of the Trust Estate shall be applied first to all costs, fees, expenses and other amounts (including interest) payable by Trustor under Section 3.10 of this Trust Deed and to all other Secured Obligations not otherwise repaid in such order and manner as Beneficiary may determine, and the remainder, if any, to the person or persons legally entitled thereto.

          Each of the Remedies provided in this Trust Deed is cumulative and not exclusive of, and shall not prejudice, any other Remedy provided in this Trust Deed or by applicable Laws or under any other Loan Document. Each Remedy may be exercised from time to time as often as deemed necessary by Trustee and Beneficiary, and in such order and manner as Beneficiary may determine. This Trust Deed is independent of any other security for the Secured Obligations, and upon the occurrence of an Event of Default, Trustee or Beneficiary may proceed in the enforcement of this Trust Deed independently of any other Remedy that Trustee or Beneficiary may at any time hold with respect to the Trust Estate or the Secured Obligations or any other security. Trustor, for itself and for any other person claiming by or through Trustor, waives, to the fullest extent permitted by applicable Laws, all rights to require a marshalling of assets by Trustee or Beneficiary or to require Trustee or Beneficiary to first resort to any particular portion of the Trust Estate or any other security (whether such portion shall have been retained or conveyed by Trustor) before resorting to any other portion, and all rights of redemption, stay and appraisal.

          3.10   Costs, Fees and Expenses. Trustor shall pay, on demand, all
                 ------------------------
costs, fees, expenses, advances, charges, losses and liabilities of Trustee and Beneficiary under or in connection with this Trust Deed or the enforcement of, or the exercise of any Remedy or any other action taken by Trustee or Beneficiary under, this Trust Deed or the collection of the Secured Obligations, in each case including (a) reconveyance and foreclosure fees of Trustee, (b) costs and expenses of Beneficiary or Trustee or any receiver appointed under this Trust Deed in connection with the operation, maintenance, management, protection, preservation, collection, sale or other liquidation of the Trust Estate or foreclosure of this Trust Deed, (c) advances made by Beneficiary to complete or partially construct all or any part of any construction which may have commenced on the Land or otherwise to protect the security of this Trust Deed, (d) cost of evidence of title, and (e) the reasonable fees and disbursements of Trustee's and Beneficiary's legal counsel and other out-of-pocket expenses, together with interest on all such amounts until paid (i) at the Default Rate in the case of any such interest payable to Beneficiary, and
(ii) at the rate provided by law in the case of any such interest payable to Trustee.

          3.11   Late Payments. By accepting payment of any part of the Secured
                 -------------
Obligations after its due date, Beneficiary does not waive its right either to require prompt payment when due of all other Secured Obligations or to declare a default for failure to so pay.

          3.12   Action by Trustee. At any time and from time to time upon
                 -----------------
written request of Beneficiary and presentation of this Trust Deed for endorsement, and without affecting the personal liability of any Person for payment of the Secured Obligations or the security of this Trust Deed for the full amount of the Secured Obligations on all property remaining subject to this Trust Deed, Trustee may, without notice and without liability for such action, and notwithstanding the absence of any payment on the Secured Obligations or any other consideration: (a) reconvey all or any part of the Trust Estate, (b) consent to the making and recording, or either, of any map or plat of the Land,
(c) join in granting any easement affecting the Land, or (d) join in or consent to any extension Loan Agreement or any Loan Agreement subordinating the Lien of this Trust Deed. Trustee is not obligated to notify Trustor or Beneficiary of any pending sale under any other deed of trust or of any action or other proceeding in which Trustor, Beneficiary or Trustee is a party unless brought by Trustee.

          3.13   Reconveyance. Upon written request of Beneficiary and surrender
                 ------------
of this Trust Deed and the Note to Trustee for cancellation or endorsement, and upon payment of its fees and charges, Trustee shall reconvey, without warranty, all or any part of the property then subject to this Trust Deed. Any reconveyance, whether full or partial, may be made in terms to "the person or persons legally entitled thereto," and the recitals in such reconveyance of any matters or facts shall be conclusive proof of the truthfulness thereof. Except as otherwise provided in the Loan Agreement (which may require partial releases under certain circumstances), Beneficiary shall not be required to cause any property to be released from this Trust Deed until final payment and performance in full of all Secured Obligations and termination of all obligations of Beneficiary under or in connection with the Loan Agreement.

          3.14   Substitution of Trustee. Beneficiary may from time to time, by
                 -----------------------
instrument in writing, substitute a successor or successors to any Trustee named in or acting under this Trust Deed, which instrument, when executed by Beneficiary and duly acknowledged and recorded in the office of the recorder of the county or counties where the Land is situated, shall be conclusive proof of proper substitution of such successor Trustee or Trustees who shall, without conveyance from the predecessor Trustee, succeed to all of its title, estate, rights, powers and duties. Such instrument must contain the name of the original Trustor, Trustee and Beneficiary, the book and page where this Trust Deed is recorded (or the date of recording and instrument number) and the name and address of the new Trustee.

          3.15   Attorney-in-Fact. Trustor appoints Beneficiary as Trustor's
                 ----------------
attorney-in-fact, with full authority in the place of Trustor and in the name of Trustor or Beneficiary, at any time after and during the continuance of an Event of Default, to take such action and execute such Documents as Beneficiary may reasonably deem necessary or advisable in connection with the exercise of any Remedies or any other action taken by Beneficiary or Trustee under this Trust Deed.

          3.16   Successors and Assigns. This Trust Deed applies to and shall be
                 ----------------------
binding on and inure to the benefit of all parties to this Trust Deed and their respective successors and assigns.

          3.17   Acceptance. Notice of acceptance of this Trust Deed by
                 ----------
Beneficiary or Trustee is waived by Trustor. Trustee accepts this Trust Deed when this Trust Deed, duly executed and acknowledged, is made a public record as provided by law.

          3.18   Beneficiary's Statements. For any statement regarding the
                 ------------------------
Secured Obligations, Beneficiary may charge the maximum amount permitted by law at the time of the request for such statement.

          3.19   Fixture Filing. This Trust Deed covers certain Goods which are
                 --------------
or are to become fixtures related to the Land and constitutes a "fixture filing" with respect to such Goods executed by Trustor (as "debtor") in favor of
                                                    ------
Beneficiary (as "secured party").
                 -------------

          3.20   Governing Law. This Trust Deed shall be governed by, and
                 -------------
construed and enforced in accordance with, the Laws of California.

          3.21   Request for Notice. Trustor requests that a copy of any notice
                 ------------------
of default and a copy of any notice of sale be mailed to Trustor at Trustor's address set forth above


                                     PROLONG SUPERLUBRICANTS, INC., a
                                     Nevada corporation

                                     By: /s/ William Howell
                                         -------------------------------------
                                         William Howell, Vice  President and
                                         General Counsel

                                ACKNOWLEDGMENT
                                --------------


STATE OF CALIFORNIA      )
                         ) ss:
COUNTY OF ORANGE         )


     On November 2, 2000, before me, ____Donna McDaniel____________, Notary Public, personally appeared William Howell, proved to me on the basis of satisfactory evidence to be the person whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his authorized capacity, and that by his signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

WITNESS my hand and official seal.


                                             /s/ Donna McDaniel
                                             ---------------------------
                                                      Signature

                                  EXHIBIT "A"

                           LEGAL DESCRIPTION OF LAND
                           -------------------------


     That certain real property situated in the State of California, City of Irvine, County of Orange, and is described as follows:


          Parcel 15 in the City of Irvine, County of Orange, State of California, as shown on a Parcel Map filed in book 112, pages 17 to 25 inclusive of Parcel Maps, in the office of the County Recorder of said County.

          Except any and all oil, oil rights, minerals, mineral rights, natural gas rights, and other hydrocarbons by whatsoever name known, geothermal steam, and all products derived from any of the foregoing, that may be within or under the land, together with the perpetual right of drilling, mining, exploring and operating therefor and storing in and removing the same from the land or any other land, including the right to whipstock or directionally drill and mine from lands other than those hereby, oil or gas wells, tunnels and shafts into, through or across the subsurface of the land, and to bottom such whipstocked or directionally drilled wells, tunnels and shafts under and beneath or beyond the exterior limits thereof, and to redrill, retunnel, equip, maintain, repair, deepen and operate any such wells or mines; without however, the right to drill, mine, store, explore and operate through the surface or the upper 500 feet of the subsurface of the land, as reserved in the deed from The Irvine Company, a Michigan Corporation, successor by merger with Irvine Industrial Complex, a Corporation, recorded August 8, 1979 in book 13260 page 763 of Official Records.

                                  EXHIBIT "A"

THIS WARRANT AND THE SECURITIES ISSUABLE UPON THE EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS. THIS WARRANT AND THE SECURITIES ISSUABLE UPON EXERCISE HEREOF MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED, HYPOTHECATED, OR OTHERWISE TRANSFERRED WITHOUT
(i) EFFECTIVE REGISTRATION STATEMENTS RELATED THERETO, (ii) AN OPINION OF COUNSEL OR OTHER EVIDENCE, REASONABLY SATISFACTORY TO THE COMPANY, THAT SUCH REGISTRATIONS ARE NOT REQUIRED, (iii) RECEIPT OF NO-ACTION LETTERS FROM THE APPROPRIATE GOVERNMENTAL AUTHORITIES, OR (iv) OTHERWISE COMPLYING WITH THE PROVISIONS OF SECTION 8 OF THE WARRANT UNDER WHICH THESE SECURITIES WERE ISSUED, DIRECTLY OR INDIRECTLY.

                       PROLONG INTERNATIONAL CORPORATION

                  WARRANT TO PURCHASE SHARES OF COMMON STOCK

November 2, 200O                                             Warrant to Purchase
                                                               900,000 Shares of
                                                                    Common Stock

     THIS CERTIFIES THAT, for value received, ABQ Dolphin, L.P., a California limited partnership, and its assignees (the "Holder") are entitled to subscribe for and purchase 900,000 shares of the fully paid and nonassessable Common Stock (as adjusted pursuant to Section 7 hereof, the "Shares") of Prolong International Corporation, a Nevada corporation (the "Company"), at the price of $0.1875 per share (such price and such other price as shall result, from time to time, from the adjustments specified in Section 7 hereof is herein referred to as the "Exercise Price"), subject to the provisions and upon the terms and conditions hereinafter set forth.

     SECTION 1. Exercise Period. This Warrant shall be exercisable as to all
                ---------------
Shares covered hereby for a period (the "Exercise Period") commencing on the date hereof and shall expire at 5:00 p.m. Pacific Time on the seventh anniversary of the date of original issuance of this Warrant (the "Expiration Date").

     SECTION 2. Method of Exercise. While this Warrant remains outstanding and
                ------------------
exercisable in accordance with Section 1 above, Holder may exercise, in whole or in part, the purchase rights evidenced hereby. Such exercise shall be effected by: (i) the surrender of the Warrant, together with a duly executed copy of the form of Exercise Notice attached hereto, to the Chief Financial Officer of the Company at its principal offices; and (ii) the payment to the Company by cash, check or wire transfer of an amount equal to the aggregate Exercise Price for the number of Shares being purchased or upon a "net issuance exercise" of this Warrant.

     SECTION 3. Net Issue Exercise. The Holder may elect to exchange all or some
                ------------------
of the Warrant for shares of Common Stock equal to the value of the amount of the Warrant being exchanged on the date of exchange. If Holder elects to exchange this Warrant as provided in this Section 3, Holder shall tender to the Company the Warrant for the amount being exchanged, along with written notice of Holder's election to exchange some or all of the Warrant, and the Company shall issue to Holder the number of shares of the Common Stock computed using the following formula:

          X = Y (A-B)
              -------
                 A

          Where X = the number of shares of Common Stock to be issued to Holder.

          Y = the number of shares of Common Stock purchasable under the amount of the Warrant being exchanged (as adjusted to the date of such calculation).

          A = the Fair Market Value of one share of the Company's Common Stock
              (as defined below).

          B = Exercise Price (as adjusted to the date of such calculation).

     All references herein to an "exercise" of the Warrant shall include an exchange pursuant to this Section 3. "Fair Market Value" of a share of Common Stock as of a particular date shall mean: (i) if traded on a securities exchange or the Nasdaq National Market, the Fair Market Value shall be deemed to be the average of the closing prices of the Common Stock of the Company on such exchange or market over the 10 business days ending immediately prior to the applicable date of valuation; (ii) if actively traded over-the-counter, the Fair Market Value shall be deemed to be the average of the closing bid prices over the 30-day period ending immediately prior to the applicable date of valuation; and (iii) if there is no active public market, the Fair Market Value shall be the value thereof, as determined in good faith by the Company's Board of Directors.

     SECTION 4. "Easy Sale" Exercise. In lieu of the payment methods set forth
                --------------------
in Section 2 above, when permitted by law and applicable regulations (including SEC, Nasdaq and NASD rules), the Holder may pay the Exercise Price through a "same day sale" commitment from the Holder (and if applicable a broker-dealer that is a member of the National Association of Securities Dealers (a "NASD Dealer")), whereby the Holder irrevocably elects to exercise this Warrant and to sell at least that number of Shares so purchased to pay for the Exercise Price (and up to all of the Shares so purchased) and the Holder (or, if applicable, the NASD Dealer) commits upon sale (or, in the case of the NASD Dealer, upon receipt) of such Shares to forward the Exercise Price directly to the Company, with any sale proceeds in excess of the Exercise Price being for the benefit of the Holder.

     SECTION 5. Certificates for Shares. Upon the exercise of the purchase
                -----------------------
rights evidenced by this Warrant, one or more certificates for the number of Shares so purchased shall be issued as soon as practicable thereafter. Upon any partial exercise of this Warrant, the Company will forthwith issue and deliver to Holder a new warrant or warrants of like tenor as this Warrant for the remaining portion of the Common Stock for which this Warrant may still be exercised.

     SECTION 6. Issuance of Shares. The Company covenants that (a) the Shares,
                ------------------
when issued pursuant to the exercise of this Warrant, will be duly and validly issued, fully-paid and non-assessable and free from all taxes, liens, and charges with respect to the issuance thereof (except for any applicable transfer taxes, which shall be paid by Holder) and (b) the Company will reserve from its authorized and unissued Common Stock a sufficient number of shares to provide for the issuance of Common Stock upon the exercise of this Warrant.

     SECTION 7. Adjustment of Exercise Price and Number of Shares. The number of
                -------------------------------------------------
and kind of securities purchasable upon exercise of this Warrant and the Exercise Price shall be subject to adjustment from time to time as follows:

          7.1  Subdivisions, Combinations and Other Issuances. If the Company
               ----------------------------------------------
shall at any time or from time to time prior to the expiration of this Warrant subdivide its Common Stock, by split or otherwise, or combine its Common Stock, or issue additional shares of its Common Stock as a dividend with respect to any shares of its Common Stock, the number of Shares issuable on the exercise of this Warrant shall forthwith be proportionately increased in the case of a subdivision or stock dividend, or proportionately decreased in the case of a combination. Appropriate adjustments shall also be made to the Exercise Price payable per share, but the aggregate Exercise Price payable for the total number of Shares purchasable under this Warrant (as adjusted) shall remain the same. Any adjustment under this Section 7.1 shall become effective as of the record date of such subdivision, combination, dividend, or other distribution, or in the event that no record date is fixed, upon the making of such subdivision, combination or dividend.

          7.2  Reclassification, Reorganization and Consolidation. In case of
               --------------------------------------------------
any reclassification, capital reorganization, or change of securities of the class issuable upon exercise of this Warrant (other than a change in par value, or from par value to no par value, or from no par value to par value, or as a result of a subdivision, combination, or stock dividend provided for in Section
7.1 above), or in the case of any merger of the Company with or into any corporation (other than a merger with another corporation in which the Company is the acquiring and the surviving corporation and which does not result in any reclassification or change of outstanding securities issuable upon exercise of this Warrant), or in case of any sale of all or substantially all of the assets of the Company, the Company, or such successor or purchasing corporation, as the case may be, shall duly execute and deliver to the Holder of this Warrant a new Warrant, or the Company shall make appropriate provision without the issuance of a new Warrant, so that the Holder of this Warrant shall have the right to receive, at a total price equal to that payable upon the exercise of this Warrant, the kind and amount of shares of stock and other securities and property receivable in connection with such reclassification, reorganization, merger, sale or change by a holder of the same number of shares of Common Stock as were purchasable by Holder immediately prior to such reclassification, reorganization, merger, sale or change. In any such case, appropriate provisions shall be made with respect to the rights and interest of Holder so that the provisions hereof shall thereafter be applicable to any shares of stock or other securities and property deliverable upon exercise hereof, or to any new Warrant delivered pursuant to this Section 7.2, and appropriate adjustments shall be made to the Exercise Price per share payable hereunder, provided, that the aggregate Exercise Price shall remain the same.

          7.3  Antidilution Rights. Except for the granting of options or
               -------------------
warrants to employees, officers, directors and consultants and the issuance of shares of Common Stock upon exercise of options granted, under any stock option plan heretofore or hereinafter duly adopted by the Company and approved by the Company's stockholders, if, after the date of this Warrant any time while this Warrant is outstanding, the Company shall issue or cause to be issued rights or warrants to acquire or otherwise sell or distribute shares of Common Stock for a consideration per share less than the Exercise Price then in effect, then, forthwith upon such issue or sale, the Exercise Price shall be reduced to the price determined by multiplying the Exercise Price in effect immediately prior thereto by a fraction, the numerator of which shall be the sum of (i) the number of shares of Common Stock outstanding immediately prior to such issuance on a fully-diluted basis, and (ii) the number of shares of Common Stock which the aggregate consideration received (or to be received, assuming exercise or conversion in full of such rights, warrants and convertible securities) for the issuance of such additional shares of Common Stock would purchase at the Exercise Price, and the denominator of which shall be the sum of the number of shares of Common Stock outstanding immediately after the issuance of such additional shares on a fully-diluted basis. Such adjustment shall be made successively whenever such an issuance is made.

          7.4  Company's Repurchase Right. The Company shall have the right, but
               --------------------------
not the obligation, to repurchase a portion of the shares subject to this Warrant from the Holder (the "Repurchase Right") as follows: (a) if the loan obligation of the Company evidenced by that certain Loan Agreement dated concurrently herewith is repaid in full prior to or on the six-month anniversary of the date that the Company first receives the loan proceeds and if prior to such repayment in full, there was no monetary default or other material default under the documents evidencing such loan which were not cured within any applicable cure period, then, the Company may repurchase up to an aggregate of 550,000 of the shares subject to the Warrant at $0.01 per share; (b) if the conditions in subparagraph (a) above are not met, and if such loan obligation is repaid in full prior to or on the twelve-month anniversary of the date that the Company first receives the loan proceeds and if prior to such repayment in full, there was no monetary default or other material default under the documents evidencing such loan which were not cured within any applicable cure period, then, the Company may repurchase up to an aggregate of 300,000 of the shares subject to the Warrant at $0.05 per share; provided, however, that the number of
                                           --------  -------
shares subject to the Repurchase Right shall be subject to adjustment from time to time in accordance with Section 7.1, Section 7.2 and Section 7.3 above. The Company shall exercise its Repurchase Right by delivering to the Holder a written notice of exercise within 90 days of the applicable six-month or twelve-month anniversary, as the case may be, which notice shall indicate the amount of shares of Common Stock subject to this Warrant to be repurchased and shall be accompanied by cash or a check in the amount of the aggregate repurchase price. The number of shares of Common Stock repurchased shall be satisfied first, from the number of shares issuable upon exercise of the Warrant and, second, from the number of shares issued upon exercise of the Warrant; provided, however, that in
                                                      --------  -------
the event that the Company repurchases shares of issued Common Stock from the Holder, the purchase price for such shares shall be equal to the Exercise Price paid by the Holder for such shares.

          7.5  Certificate of Adjustment. When any adjustment is required to be
               -------------------------
made in the number or kind of shares purchasable upon exercise of the Warrant or in the Exercise Price, an officer of the Company shall promptly compute such adjustment in accordance with the terms of this Warrant and prepare a certificate setting forth, in reasonable detail, the event requiring the adjustment, the amount of the adjustment, the method by which such adjustment was calculated and the Exercise Price and number of shares purchasable hereunder after giving effect to such adjustment, and shall cause a copy of such certificate to be mailed (by first class mail, postage prepaid) to Holder.

     SECTION 8. Compliance with Act; Disposition of Warrant or Shares of Common
                ---------------------------------------------------------------
Stock.
-----

          8.1  Compliance with Securities Laws. The holder of this Warrant, by
               -------------------------------
acceptance hereof, agrees that this Warrant, and the shares of Common Stock to be issued upon exercise hereof are being acquired for investment and that such holder will not offer, sell or otherwise dispose of this Warrant, or any shares of Common Stock to be issued upon exercise hereof except under circumstances which will not result in a violation of the Securities Act of 1933 (the "Securities Act") or any applicable state securities laws. Upon exercise of this Warrant, unless the Shares being acquired are registered under the Securities Act and any applicable state securities laws or an exemption from such registration is available, the holder hereof shall confirm in writing that the shares of Common Stock so purchased are being acquired for investment and not with a view toward distribution or result in violation of the Securities Act and shall confirm such other matters related thereto as may be reasonably requested by the Company. This Warrant and all shares of Common Stock issued upon exercise of this Warrant (unless registered under the Securities Act and any applicable state securities laws) shall be stamped or imprinted with a legend in substantially the following form:

     "THE SECURITIES EVIDENCED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS. NO SALE OR DISPOSITION MAY BE EFFECTED WITHOUT (i) EFFECTIVE REGISTRATION STATEMENTS RELATED THERETO, (ii) AN OPINION OF COUNSEL OR OTHER EVIDENCE, REASONABLY SATISFACTORY TO THE COMPANY, THAT SUCH REGISTRATIONS ARE NOT REQUIRED, (iii) RECEIPT OF NO-ACTION LETTERS FROM THE APPROPRIATE GOVERNMENTAL AUTHORITIES, OR (iv) OTHERWISE COMPLYING WITH THE PROVISIONS OF
     SECTION 8 OF THE WARRANT UNDER WHICH THESE SECURITIES WERE ISSUED, DIRECTLY OR INDIRECTLY ."

     Said legend shall be removed by the Company, upon the request of a holder, at such time as, in the opinion of counsel to the Company, the restrictions on the transfer of the applicable security shall have terminated. In addition, in connection with the issuance of this Warrant, the Holder specifically represents to the Company by acceptance of this Warrant as follows:

               (a) The Holder is aware of the Company's business affairs and financial condition, and has acquired information about the Company sufficient to reach an informed and knowledgeable decision to acquire this Warrant. The Holder is acquiring this Warrant for its own account for investment purposes only and not with a view to, or for the resale in connection with, any "distribution" thereof in violation of the Securities Act.

               (b) The Holder understands that this Warrant has not been registered under the Securities Act in reliance upon a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of the holder's investment intent as expressed herein.

               (c) The Holder further understands that this Warrant must be held indefinitely unless subsequently registered under the Securities Act and qualified under any applicable state securities laws, or unless exemptions from registration and qualification are otherwise available. The Holder is aware of the provisions of Rule 144, promulgated under the Securities Act.

               (d) The Holder is an "accredited investor" as such term is defined in Rule 501 of Regulation D promulgated under the Securities Act.

          8.2  Disposition of Warrant or Shares. With respect to any offer, sale
               --------------------------------
or other disposition of this Warrant or any shares of Common Stock acquired pursuant to the exercise of this Warrant prior to registration of such Warrant or shares, the Holder hereof agrees to give written notice to the Company prior thereto, describing briefly the manner thereof, together with a written opinion of Company's counsel (furnished at the Company's expense), or other evidence, if reasonably satisfactory to the Company, to the effect that such offer, sale or other disposition may be effected without registration or qualification (under the Securities Act as then in effect or any federal or state securities law then in effect) of this Warrant or such shares of Common Stock. Upon receiving such written notice and reasonably satisfactory opinion or other evidence, the Company, as promptly as practicable but no later than fifteen (15) days after receipt of the written notice, shall notify such Holder that such Holder may sell or otherwise dispose of this Warrant or such shares of Common Stock, all in accordance with the terms of the notice delivered to the Company. If a determination has been made pursuant to this Section 8.2 that the other evidence is not reasonably satisfactory to the Company, the Company shall so notify the Holder promptly with details thereof after such determination has been made. Notwithstanding the foregoing, this Warrant or such shares of Common Stock may, as to such federal laws, be offered, sold or otherwise disposed of when the provisions of Rule 144 or 144A have been satisfied. Each certificate representing this Warrant or the shares of Common Stock thus transferred (except a transfer pursuant to Rule 144 or 144A) shall bear a legend as to the applicable restrictions on transferability in order to ensure compliance with such laws, unless in the aforesaid opinion of Company counsel, such legend is not required in order to ensure compliance with such laws. The Company may issue stop transfer instructions to its transfer agent in connection with such restrictions.

          8.3  Applicability of Restrictions. Neither any restrictions of any
               -----------------------------
legend described in this Warrant nor the requirements of Section 8.2 above shall apply to any transfer of, or grant of a security interest in, this Warrant (or the Common Stock obtainable upon exercise thereof) or any part hereof (i) to a partner of the Holder if the Holder is a partnership or to a member of the Holder if the Holder is a limited liability company, (ii) to a partnership of which the holder is a partner or to a limited liability company of which the Holder is a member, or (iii) to any affiliate of the Holder if the Holder is a corporation; provided, however, in any such transfer, if applicable, the
             --------  -------
transferee shall agree in writing to be bound by the terms of this Warrant as if an original holder hereof.

     SECTION 9. Rights as Stockholders. No Holder of this Warrant, as such,
                ----------------------
shall be entitled to vote or receive dividends or be deemed the holder of Common Stock or any other securities of the Company which may at any time be issuable on the exercise hereof for any purpose, nor shall anything contained herein be construed to confer upon the holder of this Warrant, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to receive notice of meetings, or to receive dividends or subscription rights or otherwise until this Warrant shall have been exercised and the Shares purchasable upon the exercise hereof shall have become deliverable, as provided herein. Notwithstanding the foregoing, the Company will transmit to the holder of this Warrant such information, documents and reports as are generally distributed to the holders of any class or series of the securities of the Company concurrently with the distribution thereof to the stockholders.

     SECTION 10. "Market Stand-Off' Agreement. The Holder hereby agrees that,
                 ----------------------------
during the period of duration specified by the Company and an underwriter of Common Stock or other securities of the Company, following the effective date of a registration statement of the Company filed under the Securities Act of 1933, as amended, it shall not, to the extent requested by the Company and such underwriter, directly or indirectly sell, offer to sell, contract to sell (including, without limitation, any short sale), grant any option to purchase or otherwise transfer or dispose of (other than to donees who agree to be similarly bound) any securities of the Company held by it at any time during such period except Common Stock included in such registration; provided, that:

          10.1   such market stand-off time period shall not exceed 180 days;

          10.2 such agreement shall not apply to the sale of any shares to such underwriter pursuant to an underwriting agreement; and

          10.3 such agreement shall only apply to the Holder if all officers, directors and greater than five percent (5%) stockholders of the Company enter into similar agreements.

     In order to enforce the foregoing covenant, the Company may impose stop-transfer instructions with respect to the Shares of the Holder (and the shares or securities of every other person subject to the foregoing restriction) until the end of such period.

     Notwithstanding anything else set forth in this Section 10, the obligations described in this Section 10 shall not apply to a registration relating solely to employee benefit plans on Form S-1 or Form S-8 or similar forms which may be promulgated in the future, or a registration relating solely to a Commission Rule 145 transaction or similar rule which may be promulgated in the future.

     SECTION 11. No Fractional Shares or Scrip. No fractional shares or scrip
                 -----------------------------
representing fractional shares shall be issued upon the exercise of this Warrant, but in lieu of such fractional shares the Company shall make a cash payment therefor on the basis of the fair market value of the Company's Common Stock as determined in the manner set forth in Section 3.

     SECTION 12. Replacement of Warrant. On receipt of evidence reasonably
                 ----------------------
satisfactory to the Company of the loss, theft, destruction, or mutilation of this Warrant and, in the case of loss, theft, or destruction, on delivery of an indemnity agreement reasonably satisfactory in form and substance to the Company or, in the case of mutilation, on surrender and cancellation of this Warrant, the Company at its expense shall execute and deliver, in lieu of this Warrant, a new warrant of like tenor and amount.

     SECTION 13. Notices. All notices or other communications hereunder shall be
                 -------
in writing and shall be deemed given when (i) personally delivered, (ii) three days after being sent by prepaid certified or registered U.S. mail, or one day after being sent, if sent by nationally recognized overnight courier, to the address of the party to be noticed as set forth herein or such other address as such party last provided to the other by written notice, or (iii) upon receipt of electronic confirmation, if by facsimile. All notices shall be sent to the addresses and facsimile numbers set forth below or such other address as may be given from time to time under the terms of this notice provision:

                    If to the Company:

                    Prolong International Corporation
                    6 Thomas
                    Irvine, California 92618
                    Facsimile: (949) 587-2704
                    Attention: Chief Financial Officer

                    If to Holder:

                    ABQ Dolphin, L.P.
                    17875 Von Karman, Suite 300
                    Irvine, California 92614
                    Facsimile: (949) 852-8924
                    Attention: President

     SECTION 14. Successors and Assigns. The terms and provisions of this
                 ----------------------
Warrant shall inure to the benefit of, and be binding upon, the Company, its successors and assigns. Notwithstanding anything herein to the contrary, this Warrant is not transferable by Holder to any competitor of the Company or an affiliate of a competitor of the Company without the Company's prior written consent. Any purported transfer in violation of this Section 14 shall be null and void and the Company is hereby expressly authorized to instruct its transfer agent (which may be the Company itself) to not honor any such purported transfer.

     SECTION 15. Amendments and Waivers. Any term of this Warrant may be amended
                 ----------------------
and the observance of any term of this Warrant may be waived (either generally or in a particular instance and either retroactively or prospectively), with the written consent of each of the Company and the holder of this Warrant. Any waiver or amendment effected in accordance with this Section shall be binding upon Holder and the Company.

     SECTION 16. Governing Law. This Warrant shall be governed by the laws of
                 -------------
the State of California as applied to agreements among California residents made and to be performed entirely within the State of California.

     SECTION 17. No Impairment of Rights. The Company will not, by amendment of
                 -----------------------
its Charter or through any other means, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the holder of this Warrant against impairment.

     SECTION 18. Severability. The invalidity or , unenforceability of any
                 ------------
provision of this Warrant in any jurisdiction shall not affect the validity or enforceability of such provision in any other jurisdiction, or affect any other provision of this Warrant, which shall remain in full force and effect.

                           [Signature page follows.]

     IN WITNESS WHEREOF, this Warrant is executed as of the 2nd day of November, 2000.

                                   PROLONG INTERNATIONAL CORPORATION,
                                   a Nevada corporation

                                   By: /s/ Bill Howell
                                       -----------------------------------------
                                       Name:  William J. Howell
                                       Title: Vice President & General Counsel

                                   HOLDER:

                                   ABQ DOLPHIN, L.P.,
                                   a California Limited Partnership

                                   By: /s/ Kevin Pitts
                                       -----------------------------------------
                                       Name: Kevin Pitts
                                       Its: President

                                EXERCISE NOTICE
                                ---------------

                      Prolong International Corporation
                      Attention: Chief Financial Officer

     The undersigned hereby elects to purchase, pursuant to the provisions of the Warrant to Purchase Shares of Common Stock issued by Prolong International Corporation and held by the undersigned, the original of which is attached hereto, and (check the applicable box):

[_] Tenders herewith payment of the exercise price in full in the form of cash or check in the amount of $________ for ________ such securities.

[_] Elects the Net Issue Exercise option pursuant to Section 3 of the Warrant, and accordingly requests delivery of a net of __________ of such securities, according to the following calculation:

          X = Y (A-B)              (   ) = (___) [(___) - (___)]
              -------                      ---------------------
                 A                               (___)

          Where X = the number of shares of Common Stock to be issued to Holder.

          Y = the number of shares of Series A Preferred Stock purchasable under the amount of the Warrant being exchanged (as adjusted to the date of such calculation).

          A = the Fair Market Value of one share of the Company's Common Stock.

          B = Purchase Price (as adjusted to the date of such calculation).

[_] Elects the Easy Sale Exercise option pursuant to Section 4 of the Warrant, and accordingly requests delivery of a net of _________ of such securities.

The undersigned hereby represents and warrants that the undersigned is acquiring such shares for its own account for investment purposes only, and not for resale or with a view to distribution of such shares or any part thereof.

                                   HOLDER:

                                   _____________________________________
                                   Name:
                                   Title:

                                   Date:________________________________

                                   Address:
                                   _____________________________________
                                   _____________________________________

                                   Name in which shares should be registered:
                                   _____________________________________